FIFTH RESTATED AND AMENDED

                     REVOLVING CREDIT AND SECURITY AGREEMENT

                                      AMONG

                           FLEET CAPITAL CORPORATION,

                         LASALLE BUSINESS CREDIT, INC.,

                                 BANK LEUMI USA,

                             DIME COMMERCIAL CORP.,

                                 ALLFIRST BANK,

                          KEY CORPORATE CAPITAL, INC.,

              AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,

                                  WEBSTER BANK,

                               MELLON BANK, N.A.,

                        ALLOU HEALTH & BEAUTY CARE, INC.

                                       AND

                            ALLOU DISTRIBUTORS, INC.




                               Dated: May 5, 2000

                                TABLE OF CONTENTS

SECTION 1. DEFINITIONS............................................................................................2

SECTION 2.        BORROWERS' LOAN ACCOUNT; REVOLVING LOANS.......................................................13
         2.1      Loans.   13
         2.2      Loan Account...................................................................................13
         2.3      Payment. 14
         2.4      Letters of Credit..............................................................................14
         2.5      Interest on Revolving Loans....................................................................15
         2.6      Eurodollar Interest Rate Option................................................................15
         2.7      Overadvances...................................................................................17
         2.8      Fees.    19

SECTION 3.        REPRESENTATIONS AND WARRANTIES.................................................................21
         3.1      Organization and Qualification.................................................................21
         3.2      Corporate Authority............................................................................21
         3.3      Valid Obligations..............................................................................22
         3.4      Approvals......................................................................................22
         3.5      Title to Properties; Absence of Liens..........................................................22
         3.6      Compliance.....................................................................................22
         3.7      Financial Statements...........................................................................22
         3.8      Solvency.......................................................................................23
         3.9      Events of Default..............................................................................23
         3.10     Taxes.   23
         3.11     Litigation.....................................................................................23
         3.12     Margin Rules...................................................................................24
         3.13     Restrictions on the Borrowers..................................................................24
         3.14     ERISA.   24
         3.15     Intellectual Property; Tradenames..............................................................25
         3.16     Environmental and Regulatory Compliance........................................................25
         3.17      Employment Contracts..........................................................................26

SECTION 4.        CONDITIONS OF LOANS............................................................................26
         4.1      Conditions of Initial Loans....................................................................26
         4.2      Conditions to all Revolving Loans..............................................................28
         4.3      Conditions to Restatement and Amendment........................................................29
         4.4      Heter Iska.....................................................................................31

SECTION 5.        COVENANTS......................................................................................31
         5.1      Financial Reporting............................................................................31
         5.2      Conduct of Business............................................................................33
         5.3      Maintenance and Insurance......................................................................33
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                                       ii


         5.4      Taxes. ........................................................................................34
         5.5      Limitation of Indebtedness.....................................................................34
         5.6      Guaranties.....................................................................................34
         5.7      Restrictions on Liens..........................................................................34
         5.8      Merger, Acquisitions and Purchase and Sale of Assets...........................................35
         5.9      Investments and Loans..........................................................................35
         5.10     Capital Expenditures...........................................................................36
         5.11     Sale of Notes..................................................................................36
         5.12     Dividends, etc.................................................................................36
         5.13     ERISA Compliance...............................................................................36
         5.14     Pension Plans..................................................................................37
         5.15     Notification of Default........................................................................38
         5.16     Notification of Material Litigation............................................................38
         5.17     Notification of Material Adverse Change........................................................38
         5.18     Inspection by the Agent........................................................................38
         5.19     Maintenance of Books and Records...............................................................38
         5.20     Use of Proceeds................................................................................38
         5.21     Transactions with Affiliates...................................................................39
         5.22     Environmental Regulations......................................................................39
         5.23     Fiscal Year....................................................................................40
         5.24     Loss or Depreciation of Collateral.............................................................40
         5.25     Consolidated Tangible Net Worth................................................................40
         5.26     Interest Coverage..............................................................................40
         5.27     Leverage.......................................................................................40
         5.28     Joint and Several Liability....................................................................40
         5.29     Interest Rate Protection.......................................................................40
         5.30     The Fragrance Counter, Inc.....................................................................41
         5.31     Prepaid Inventory..............................................................................41
                  5.32     Appraisal.............................................................................41

SECTION 6.        SECURITY.......................................................................................41
         6.1      Security Interest..............................................................................41
         6.2      No Other Liens.................................................................................42
         6.3      Location of Records and Collateral.............................................................42
         6.4      Status of Collateral...........................................................................42
         6.5      Name Change....................................................................................42
         6.6      Collection of Accounts Receivable..............................................................43

SECTION 7.        EVENTS OF DEFAULT; ACCELERATION................................................................43

SECTION 8.  SET OFF; PARTICIPATIONS..............................................................................46

SECTION 9.        CONCERNING THE AGENT AND THE BANKS.............................................................46
         9.1      Appointment and Authorization..................................................................46
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                                      iii
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
         9.2      Agent and Affiliates...........................................................................46
         9.3      Future Advances................................................................................47
         9.4      Payments.......................................................................................48
         9.5      Interest, Fees and Other Payments..............................................................48
         9.6      Action by Agent................................................................................48
         9.7      Consultation with Experts......................................................................49
         9.8      Liability of Agent.............................................................................49
         9.9      Indemnification................................................................................50
         9.10     Independent Credit Decision....................................................................50
         9.11     Consents of All Lenders........................................................................51
         9.12     Successor Agent................................................................................51
         9.13     Agent's Minimum Commitment.....................................................................51

SECTION 10.       MISCELLANEOUS..................................................................................51
         10.1     Written Notices................................................................................51
         10.2     Term of Agreement..............................................................................53
         10.3     No Waivers.....................................................................................53
         10.4     Further Assurances.............................................................................53
         10.5     Governing Law..................................................................................53
         10.6     Payments in Immediately Available Funds........................................................54
         10.7     Expenses, Taxes and Indemnification............................................................54
         10.8     Amendments, Waivers, etc.......................................................................54
         10.9     Binding Effect of Agreement....................................................................56
         10.10    Computation of Interest and Fees...............................................................56
         10.11    Entire Agreement...............................................................................56
         10.12    Captions.......................................................................................57
         10.13    Counterparts...................................................................................57
         10.14     Severability..................................................................................57
         10.15     Consent of Guarantors.........................................................................57
         10.16     Acknowledgment by Subsidiaries................................................................57
         10.17    WAIVER OF JURY TRIAL...........................................................................57
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                                       iv

           EXHIBIT A Fifth Restated and Amended Revolving Credit Note
                          EXHIBIT B Disclosure Schedule
                         EXHIBIT C Existing Indebtedness
            EXHIBIT D Fifth Restated and Amended Closing Certificate
                EXHIBIT E Certificate of Chief Financial Officer

                           FIFTH RESTATED AND AMENDED
                           --------------------------
                     REVOLVING CREDIT AND SECURITY AGREEMENT
                     ---------------------------------------

         THIS FIFTH RESTATED AND AMENDED REVOLVING CREDIT AND SECURITY AGREEMENT is made as of May 5, 2000, among ALLOU HEALTH & BEAUTY CARE, INC. (the "Parent"), a Delaware corporation having its principal place of business and a chief executive office at 50 Emjay Boulevard, Brentwood, New York 11717; ALLOU DISTRIBUTORS, INC. ("Distributors"), a New York corporation having its principal place of business and chief executive office at 50 Emjay Boulevard, Brentwood, New York 11717; FLEET CAPITAL CORPORATION ("FCC"), One Federal Street, Boston, MA 02110; LASALLE BUSINESS CREDIT, INC. ("LBC"), 477 Madison Avenue, 20th Floor, New York, NY, 10022; BANK LEUMI USA ("BLT"), 562 Fifth Avenue, New York, NY, 10036; ALLFIRST BANK ("Allfirst"), 25 South Charles Street, Baltimore, MD 21201; DIME COMMERCIAL CORP. ("DCC"), 1180 Avenue of the Americas, Fifth Floor, New York, NY 10036; KEY CORPORATE CAPITAL, INC.("KCC"), Structured Finance Group, One Canal Plaza, 6th Floor, Portland, ME 04101; AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO ("ANB"), 120 S. LaSalle Street, 8th Floor, Chicago, IL 60603; WEBSTER BANK ("Webster"), CityPlace II, 185 Asylum Street, 5th Floor, Hartford, CT 06103; MELLON BANK, N.A. ("Mellon"), Edison Square West, 2035 Lincoln Highway, Suite 1080, Edison, NJ 08817; and FCC (as successor to BankBoston, N.A. ("BKB") in connection with the merger of BKB and Fleet National Bank ("FNB") (the "Merger")) as agent for the Lenders (the "Agent"). The Parent and Distributors are hereafter referred to individually as a "Borrower" and collectively (also with Subsidiaries executing and delivering the Subsidiary Tie-In Agreement from time to time) as the "Borrowers". FCC, LBC, BLT, Allfirst, DCC, KCC, ANB, Webster and Mellon are hereafter referred to collectively as the "Lenders".

         Reference is made to the following facts:

         A. The Borrowers and certain of the Lenders (or their predecessors in interest) have previously executed and delivered that certain Revolving Credit and Security Agreement, dated December 10, 1991 (the "Original Loan Agreement"), as amended and restated by that certain Fourth Restated and Amended Revolving Credit and Security Agreement dated as of November 12, 1999 (the "Prior Loan Agreement");

         B. The Borrowers have requested that the Prior Loan Agreement be further amended to increase the Maximum Amount hereunder to $185,081,040, to reflect the inclusion of FCC (as successor to BKB and Fleet Business Credit Corporation in connection with the Merger) and Mellon among the Lenders, to revise the Maturity Date, and to make certain other changes; and

         C. The Borrowers and the Lenders have deemed it advisable to consolidate the Prior Loan Agreement and the amendments to be effected hereby, by restating and amending the Prior Loan Agreement as set forth in this Fifth Restated and Amended Revolving Credit and

Security Agreement (hereinafter, as previously amended, and as amended hereby, the "Loan Agreement" or this "Agreement").

         SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

         1.1 "Account" and "Account Receivable" include all rights to payment for goods sold or leased or for services rendered, all sums of money or other proceeds due or becoming due thereon, all instruments pertaining thereto, all guaranties and security therefor, and all goods giving rise thereto and the rights pertaining to such goods, including the right of stoppage in transit, and all related insurance.

         1.2 "Affiliate" means, with reference to any Person, (i) any director, officer or employee of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other Person directly or indirectly holding 5% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that Person and (iv) any other Person 5% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person. For purposes of Sections 3.14, 5.13 and
5.14 hereof, "Affiliate" shall mean, within the meaning of Section 414(b), (c),
(m) or (o) of the Code, (i) any member of a controlled group of corporations which includes any of the Borrowers, (ii) any trade or business, whether or not incorporated, under common control with any of the Borrowers, (iii) any member of an affiliated service group which includes any of the Borrowers, and (iv) any member of a group including any of the Borrowers treated as a single employer by regulation.

         1.3 "Agent" shall mean FCC acting in the capacity of agent for the Lenders under this Agreement, and includes (where the context so admits) any other Person or Persons succeeding to the functions of the Agent hereunder.

         1.4 "Appraisal" shall mean an appraisal of the net orderly liquidation value of the Borrowers' Inventory performed at the expense of the Agent by an independent appraiser, and upon such terms, conditions and assumptions, as the Agent shall approve.

         1.5 "Base Accounts" shall mean the aggregate Accounts Receivable of the Borrowers as to which the Agent has a perfected first security interest and the Borrowers have furnished to the Agent information as required by Section 5.1
(viii) and (ix). If and when a Base Account exists by virtue of constituting proceeds of Base Inventory, the Inventory giving rise to the Base Account automatically loses its status as Base Inventory.

         1.6 "Base Inventory" shall mean Inventory consisting solely of national brand name products, as to which any of the Borrowers has acquired title, the Agent has acquired a perfected first security interest and the Borrowers have furnished to the Agent information as required by Section 5.1 (viii) and (ix), but shall not include any Inventory consisting of Allou label goods, or any goods, merchandise or other personal property owned by any other Person and held by any of the Borrowers on consignment or otherwise. Inventory immediately loses the status of Base Inventory if and when one of the Borrowers sells it, otherwise passes title thereto or consumes it or the Agent releases or transfers its security interest therein.

         1.7 "Base Rate" shall mean the greater of (i) that rate of interest announced from time to time by FCC at its head office as its Base Rate, and (ii) the rate of interest equal to the sum of (A) 150 basis points and (B) the rate of interest equal to the average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers (the "Overnight Rates"), as published by the Federal Reserve Bank of New York or, if the overnight Rates are not so published for any day, the average of the quotations for the Overnight Rates received by the Agent from three federal funds brokers of recognized standing selected by the Agent, as the same may be changed from time to time.

         1.8 "Base Rate Margin" shall have the meaning set forth in Section 2.5 hereof.

         1.9 "Borrowers" or "Borrower" shall mean the Parent and Distributors jointly and severally, and on a consolidated and individual basis as the context may require in the sole judgment of the Agent, jointly and severally with any Subsidiary either executing and delivering to the Lenders and the Agent a Subsidiary Tie-In Agreement or hereafter becoming a party to such Subsidiary Tie-In Agreement.

         1.10 "Borrowers' Accountants" shall mean independent certified public accountants reasonably acceptable to the Agent. The Agent hereby acknowledges that the Borrowers' Accountants currently may include Mayer Rispler and Company.

         1.11 "Borrowing Base" shall mean an amount equal to the sum of (x) the Borrowing Base Percentage of the Net Outstanding Amount of Base Accounts, (y) the Borrowing Base Percentage of the Net Security Value of Base Inventory, and
(z) 55% of the Eligible Documentary Letters of Credit (provided that for purposes of clauses (y) and (z) of this Section, the aggregate amount determined by such percentages plus the aggregate amount of any outstanding Overadvances shall not exceed the sum of $120,000,000). Whenever the Borrowing Base is used as a measure of loans it shall be computed as of, and the loans referred to shall be those reflected in the Loan Account at, the time in question.

         1.12 "Borrowing Base Percentage of the Net Outstanding Amount of Base Accounts" shall mean 85% of the Net Outstanding Amount of Base Accounts; provided, however, in the event that, and for so long as, the percentage of the Borrowers' Base Accounts remaining past due for more than sixty (60) days from their original due date exceeds fifteen (15) percent of the Borrowers' Base Accounts, the Borrowing Base Percentage of the Net Outstanding Amount of Base Accounts shall be reduced from 85% to 80%.

         1.13 "Borrowing Base Percentage of the Net Security Value of Base Inventory" shall mean 60% of the Net Security Value of Base Inventory, until such time as the Appraisal shall have been completed and delivered to the Agent. Immediately upon delivery of the Appraisal to the Agent, the "Borrowing Base Percentage of the Net Security Value of Base Inventory" shall mean the lesser of (i) 60% of the Net Security Value of Base Inventory, and (ii) the percentage of the Net Security Value of Base Inventory calculated by dividing (y) 85% of the net orderly liquidation value of Base Inventory as determined in the Appraisal by (z) the Net Security Value of Base Inventory included in the Appraisal.

         1.14 "Business" shall mean the assets of and the existing business now operated by the Borrowers as wholesale distributor of brand name and private label health and beauty aid products, cosmetics and fragrances, non-narcotic prescription drugs, non-perishable sundries consisting of items typically sold in pharmacies or convenience stores, and non-perishable packaged food items, and as manufacturer of brand name and private label health and beauty aid products, cosmetics and fragrances.

         1.15 "Business Day" shall mean any day other than a Saturday, Sunday or Jewish Holiday, on which the head office of the Agent is open for transactions of all of its normal and customary business, it being recognized that a Business Day relating to interest calculated or a portion of the Loan payable by reference to the Eurodollar Rate shall be any such day, other than a Saturday, Sunday or Jewish Holiday, on which dealings are carried on in the Eurodollar interbank market and dollar settlements of such dealings may be effected in New York, New York.

         1.16 "Capital Expenditures" shall mean any expenditure for fixed assets, leasehold improvements, capital leases under GAAP, installment purchases of machinery and equipment, acquisitions of real estate and other similar expenditures including expenditures in the construction in progress account of the Borrowers.

         1.17 "Cash Equivalents" shall mean for the Borrowers on a consolidated basis the aggregate amount of cash and cash equivalents, as determined in accordance with GAAP, plus the then Net Outstanding Amount of Base Accounts.

         1.18 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.19 "Collateral" shall mean any and all real and personal property of the Borrowers, whether tangible or intangible, in which the Agent now has, is granted by this Agreement or otherwise, or hereafter acquires a security interest or any other lien (including, without limitation, by way of mortgage, pledge or assignment) to secure the Obligations.

         1.20 "Commitment" shall mean, with respect to a particular Lender, the product of such Lender's Commitment Percentage multiplied by the Maximum Amount.

         1.21 "Commitment Percentage" shall mean in relation to each Lender the percentage set forth opposite its name below:

          LENDERS                    PERCENTAGE                COMMITMENT


          FCC                         27.01519%                $50,000,000

          ANB                         16.52305%                $30,581,040

          ALLFIRST                    8.10456%                 $15,000,000

          DCC                         8.10456%                 $15,000,000

          LBC                         6.48365%                 $12,000,000

          KCC                         8.10456%                 $15,000,000

          BLT                         5.40304%                 $10,000,000

          WEBSTER                     6.75380%                 $12,500,000

          MELLON                      13.50760%                $25,000,000


         1.22 "Consolidated Tangible Net Worth" shall mean the amount which is equal to the consolidated net worth of the Borrowers, computed in accordance with GAAP and with Inventory and cost of goods sold determined on the average cost basis consistent with the method of inventory valuation used in the preparation of the Initial Financial Statement, minus (i) to the extent not otherwise approved in advance by the Agent, any write-up in the book value of any asset of the Borrowers or any Subsidiary resulting from revaluation thereof after the date of the Initial Financial Statement, (ii) the book value, net of applicable reserves, of all intangible assets of the Borrowers and any Subsidiaries, including, without limitation, goodwill, trademarks, trade names, copyrights, patents and any similar rights, and unamortized debt discount and expense, (iii) the value, if any, attributable to any capital stock of the Borrowers or any Subsidiary held in treasury, (iv) the value, if any, attributable to any notes or subscriptions receivable due from stockholders in respect of capital stock, and (v) intercompany accounts with Subsidiaries and Affiliates (including receivables due from any Subsidiaries and Affiliates).

         1.23 "Credit Notes" shall have the meanings set forth in Section 2.1 hereof.

         1.24 "Current Assets" shall mean the current assets of the Borrowers as determined in accordance with GAAP.

         1.25 "Current Liabilities" shall mean the aggregate amount of Indebtedness of the Borrowers which may properly be classified as current liabilities in accordance with GAAP and in any event including, without limitation, the portion of any direct or indirect Indebtedness and other liabilities of the Borrowers which are payable on demand, within one year from the creation thereof or within one year from the date as of which any such calculation of Current Liabilities is made.

         1.26 "Default" shall mean the occurrence of any event or condition which, with the passage of time, the giving of notice, or both, will become an Event of Default.

         1.27 "Deposit Account Security Agreement" shall mean that certain Deposit Account Security Agreement, of even date herewith, among the Borrowers, the Agent and FNB as the depository bank, executed and delivered as contemplated by the terms of Section 4.3 hereof.

         1.28 "Disclosure Letter" shall mean that certain letter from the Borrowers to the Agent and the Lenders disclosing information as contemplated by the terms of the Original Loan Agreement, as amended and updated from time to time.

         1.29 "EBIT" for any period shall mean an amount equal to Net Income for such period, (a) plus the following, to the extent deducted in computing such Net Income: (i) interest on Indebtedness for borrowed money and (ii) taxes; and
(b) minus, to the extent added in computing such Net Income, all extraordinary items net of any tax effect caused by such items (to the extent not already reflected in clause (a)(ii) above).

         1.30 "Eligible Documentary Letters of Credit" shall mean documentary Letters of Credit issued by the Agent solely to the extent such Letters of Credit are issued for the importation or other purchase of finished goods Inventory that would otherwise constitute Base Inventory at such time as the Agent acquires a perfected first security interest therein, provided that such Inventory is not otherwise included in the Borrowing Base.

         1.31 "Encumbrances" shall have the meaning set forth in Section 5.7 hereof.

         1.32 "ERISA" shall have the meaning set forth in Section 3.14 hereof.

         1.33 "Eurodollar Rate" means, with respect to any Interest Period, in the case of any Euroloan Rate Amount, the annual rate of interest determined by the Agent, at or before 11:00 a.m. (Boston time) (or as soon thereafter as practicable) on the second Business Day prior to the first day of such Interest Period, to be the annual rate of interest at which deposits of U.S. dollars are offered to the Agent by prime banks in whatever Eurodollar interbank market may be selected by the Agent in its sole discretion, acting in good faith, at or about the time of determination and in accordance with the usual practice in such market for delivery on the first day of such Interest Period in immediately available funds and having a maturity equal to such Interest Period in an amount equal (as nearly as may be) to such Euroloan Rate Amount. Each such determination by the Agent shall be conclusive absent manifest computational error.

         1.34 "Euroloan Rate" shall have the meaning set forth in Section 2.6(i) hereof.
         1.35 "Euroloan Rate Amount" means, in relation to any Interest Period, any portions of the principal amount of any Revolving Loans on which the Borrowers elect pursuant to Section 2.6(i) hereof to pay interest at a rate determined by reference to the Euroloan Rate.

         1.36 "Euroloan Rate Margin" shall have the meaning set forth in Section
2.6 hereof.

         1.37 "Event of Default" shall have the meaning set forth in Section 7.1 hereof.

         1.38 "GAAP" shall mean generally accepted accounting principles consistently applied.

         1.39 "Guarantors" shall mean Victor Jacobs, Herman Jacobs and Jacob Jacobs.

         1.40 "Guaranties" shall mean the Restated and Amended Limited Guaranties of the Guarantors, each dated as of October 22, 1997.

         1.41 "Indebtedness" with respect to any Person shall mean and include, without duplication, (i) all items which, in accordance with GAAP, would be included as a liability on the balance sheet of such Person, but excluding anything in the nature of capital stock, surplus capital and retained earnings,
(ii) the face amount of all banker's acceptances and of all letters of credit issued by any bank for the account of such Person and all drafts drawn thereunder, (iii) the total amount of all indebtedness secured by any Encumbrances to which any property or asset of such Person is subject, whether or not the indebtedness secured thereby shall have been assumed, and (iv) the total amount of all indebtedness and obligations of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, including, without limitation, any agreement (a) to advance or supply funds to such other Person to maintain working capital, equity capital, net worth or solvency, or (b) otherwise to assure or hold harmless such other Person against loss in respect of its obligations.

         1.42 "Initial Financial Statement" shall have the meaning set forth in
Section 3.7 hereof.

         1.43 "Insolvent" or "Insolvency" shall mean that there shall have occurred one or more of the following events with respect to a Person: dissolution; termination of existence; insolvency within the meaning of the United States Bankruptcy Code or other applicable statute; such Person's inability to pay its debts as they come due; appointment of a receiver of any part of the property of, execution of a trust mortgage or an assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness or reorganization of debtors, or the offering of a plan to creditors for composition or extension, except for any such involuntary proceeding commenced against such Person which is dismissed within 60 days after the commencement thereof without the entry of an order for relief or the appointment of a trustee.

         1.44 "Interest Period" means, any period relating to a Euroloan Rate Amount, the commencement and duration of which shall be determined in accordance with Section 2.6 hereof.

         1.45 "Inventory" shall mean goods, merchandise and other personal property, now owned or hereafter acquired by any of the Borrowers, which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work in process or materials used or consumed or to be used or consumed in the business of any of the Borrowers.

         1.46 "Jewish Holiday" shall mean any of the Jewish holidays specified on Exhibit B.

         1.47 "Leases" shall mean any agreement granting any of the Borrowers the right to occupy space in a structure or real estate for any period of time or any capital lease or other lease of or agreement to use personal property including, but not limited to, machinery, equipment, furniture and fixtures, whether evidenced by written or oral lease, contract, sales agreement or other agreement no matter how characterized.

         1.48 "Lease Financing Facility" shall mean the Master Lease Finance Agreement dated as of April 24, 1996, and Equipment Schedule No. 1 thereto, between Distributors and BancBoston Leasing Inc., related lease documents and the transactions contemplated thereby.

         1.49 "Letters of Credit" shall mean letters of credit issued at sight or at time (including documentary bankers acceptances) in the form customarily issued by FNB as standby or documentary or commercial letters of credit, issued by FNB at the request made to the Agent by any of the Borrowers and for the account of any of the Borrowers.

         1.50 "Loan" and "Loans" shall mean the Revolving Loans, as defined in
Section 2.1.

         1.51 "Loan Account" shall mean the account on the books of the Agent in which will be recorded Revolving Loans, including Overadvances, if any, made by each of the Lenders to the Borrowers pursuant to this Agreement, payments made on such Loans and Overadvances, if any, and other appropriate debits and credits as provided by this Agreement.

         1.52 "Loan Documents" shall mean this Loan Agreement and any other documents, instruments or agreements executed and delivered in connection with or as contemplated by this Loan Agreement.

         1.53 "Machinery and Equipment" shall mean any tangible personal property which is not Inventory.
         1.54 "Maturity Date" shall mean the earlier of (a) the first anniversary of the date hereof, or, in the event that such date is not a Business Day, the Maturity Date shall mean the first Business Day immediately following the first anniversary of the date hereof, or (b) as such Maturity Date may be otherwise accelerated under the terms of Section 7.1 hereof.

         1.55     "Maximum Amount" shall mean $185,081,040.00.

         1.56 "Net Income" shall mean the consolidated gross revenues of the Borrowers, for the period in question, less all expenses and other proper charges (including taxes on income), all determined in accordance with GAAP, and with inventory and cost of goods sold determined on the average cost basis consistent with the method of inventory valuation used in the preparation of the Initial Financial Statement, but in any event , excluding from Net Income: (i) any gain or loss arising from any write-up of assets, except the extent inclusion thereof shall be approved in writing by the Agent; (ii) earnings of any Subsidiary (other than a Borrower), or of any business entity (other than a Subsidiary) in which any of the Borrowers has an ownership interest, except to the extent such net earnings shall have actually been received by the Borrowers in the form of cash distributions; (iii) any gains or losses on the sale or other disposition of investments or fixed or capital assets, any taxes on any such excluded gains, and tax deductions or credits on account of any such excluded losses (iv) the proceeds of any life insurance policy; (v) any deferred or other credit representing any excess of the equity of any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary; and
(vi) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall be made from income arising during such period; and (vii) except to the extent already deducted from gross revenues in the calculation of Net Income, all salaries, bonuses, dividends or any other payments or compensation of any kind paid or distributed to any employees and/or Affiliates of the Borrowers.

         1.57 "Net Outstanding Amount of Base Accounts" shall mean the net amount of Base Accounts outstanding after (a) eliminating from the aggregate amount of outstanding Base Accounts such Accounts, past due under the original terms of sale or unpaid more than 60 days after original due date or, if subject to specific dating programs approved by the Agent, eliminating from the aggregate amount of outstanding Base Accounts such Accounts more than 150 days after the original invoice date; and (b) deducting from the aggregate face amount of the remaining Base Accounts (i) Accounts owing from Affiliates; (ii) all Accounts owing from any account debtor in the event that 20% or more of the Accounts due from such account debtor to any of the Borrower are more than 60 days past due after the original due date, if subject to specific dating programs approved by the Agent, more than 120 days after the original invoice date; and (iii) all payments, adjustments, and credits applicable thereto and all amounts due thereon considered by the Agent to be difficult to collect or uncollectible by reason of return, rejection, repossession, loss or damage of or to the merchandise giving rise thereto, a merchandise or other dispute, insolvency of the account debtor or any other reason; all as determined by the Agent in its discretion, which determination shall be final and binding upon the Borrowers absent manifest error.

         1.58 "Net Security Value of Base Inventory" shall mean the net value of Base Inventory, calculated at the lesser of fair market value or cost determined on the average cost basis consistent with the method of inventory valuation used in the preparation of the Initial Financial Statement, after subtracting the value of any Base Inventory which is damaged or defective and after taking into account charges and liens, other than those of the Agent, of all kinds against the Base Inventory, changes in the market value thereof, and transportation, processing and other handling charges affecting the value thereof, all as determined by the Agent in its sole and unrestricted discretion, which determination shall be final and binding upon the Borrowers absent manifest computational error.

         1.59 "Obligations" shall mean any and all obligations of any of the Borrowers to the Agent, to FNB or to any of the Lenders of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing in connection with or hereafter arising out of (i) this Agreement, as amended, modified or restated from time to time, (ii) any other Loan Document, as amended, modified or restated from time to time, and
(iii) the provision of any commercial banking services (including, without limitation, cash management services) by the Agent or FNB to any of the Borrowers, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, and includes obligations to perform acts and to refrain from acting as well as obligations to pay money.

         1.60 "Operating Cash Flow" shall mean for any fiscal period an amount equal to (i) Net Income for such period, (ii) plus interest, taxes and all depreciation, amortization and other non-cash charges taken in accordance with GAAP and deducted in computing Net Income for such period, (iii) minus taxes actually paid during such period and, (iv) minus Capital Expenditures made during such period (excluding Capital Expenditures financed by any third party which is not one of the Lenders).

         1.61 "Overadvance" and "Overadvances" shall have the meanings set forth in Section 2.7 hereof.

         1.62 "Parent" shall mean Allou Health & Beauty Care, Inc., a Delaware corporation of which Distributors is a wholly-owned subsidiary.

         1.63 "Pension Plan" and "Pension Plans" shall have the meanings set forth in Section 3.14 hereof.

         1.64 "Person" includes an individual, a company, a corporation, an association, a partnership, a limited liability company, a joint venture, an unincorporated trade or business enterprise, a trust, an estate, or a government (national, regional or local) or an agency, instrumentality or official thereof.

         1.65 "PBGC" shall have the meaning set forth in Section 3.14 hereof.
         1.66 "Plan" and "Plans" shall have the meaning set forth in Section
3.14 hereof.

         1.67 "Pledge Agreement" shall mean the Pledge Agreements dated as of December 10, 1991 by and among the Parent and the Agent, as amended from time to time, with respect to the capital stock of Distributors and all Subsidiaries of the Parent and Distributors.

         1.68 "Prohibited Transactions" shall have the meaning set forth in
Section 3.14 hereof.

         1.69 "Renewal Fee" shall mean a fee to be paid by the Borrowers to each Lender for its extension of credit facilities under this Agreement, said fee as to each Lender to be in the amount set forth opposite its name below:


             LENDER                                         RENEWAL FEE
             ------                                         -----------


             FCC                                                  $50,000.00

             ANB                                                  $38,953.00

             LBC                                                         N/A

             ALLFIRST                                             $15,000.00

             DCC                                                  $15,000.00

             KCC                                                  $20,250.00

             BLT                                                         N/A

             WEBSTER                                                     N/A

             MELLON                                               $62,500.00


         1.70 "Reserve Charge" means, for each day on which any Euroloan Rate Amount is outstanding, a reserve charge in an amount equal to the product of:

                  (i) the outstanding principal amount of the Euroloan Rate Amount; multiplied by

                  (ii)(a) the Eurodollar Rate (expressed as a decimal) divided by one minus the Reserve Rate, minus

                      (b) the Eurodollar Rate (expressed as a decimal); multiplied by

                  (iii) 1/360.

         1.71 "Reserve Rate" means the rate in effect from time to time, expressed as a decimal, at which each Lender would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulation relating to such reserve requirements) against its respective Commitment Percentage of "Eurocurrency Liabilities" (as such term is used in such Regulation D) if such liabilities were outstanding.

         1.72 "Revolving Loan" shall have the meaning set forth in Section 2.1 hereof.

         1.73 "Subsidiary" shall mean, with reference to any Person, any corporation, association, joint stock company, business trust or other similar organization of whose total capital stock or voting stock such Person directly or indirectly owns or controls more than 50% thereof or any partnership or other entity in which such Person directly or indirectly has more than a 50% interest or which is controlled directly or indirectly by such Person.

         1.74 "Subsidiary Tie-In Agreement" shall mean the Subsidiary Tie-In Agreement, as originally executed and delivered on December 10, 1991 and as amended from time to time, among the Borrowers, Subsidiaries of the Parent and Distributors and the Lenders. Such Subsidiary Tie-In Agreement may be amended from time to time to add additional Borrowers or otherwise.

         1.75 "Total Interest" shall mean for any fiscal period an aggregate amount equal to all expenses incurred, accrued or actually paid by any of the Borrowers constituting interest expense, as determined in accordance with GAAP, plus payments included in any rental payments under equipment leases (including the Lease Financing Facility ) constituting implicit interest payments not otherwise included in such interest expense under GAAP.

         1.76 "Total Liabilities" shall mean all of the liabilities of the Borrowers as determined in accordance with GAAP.

         1.77 "Working Capital" shall mean an amount for the Borrowers, determined in accordance with GAAP, equal to the excess of Current Assets over Current Liabilities.

For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:

                  (i) references to any Person defined in this Section 1 refer to such Person and its successor in title and assigns or (as the case may be) his successors, assigns, heirs, executors, administrators and other legal representatives;

                  (ii) references to this Agreement refer to such document as originally executed, or if subsequently varied or supplemented from time to time, as so varied or supplemented and in effect at that relevant time of reference thereof;

                  (iii) words importing the singular only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine gender and vice versa, and all references to dollars shall be to United States Dollars; and

                  (iv) accounting terms not otherwise defined in this Agreement or any of the other documents, instruments or agreements executed and delivered in connection herewith or contemplated hereby shall have the meanings assigned to them in accordance with GAAP.

         SECTION 2.        BORROWERS' LOAN ACCOUNT; REVOLVING LOANS.

         1.1 Loans. Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Borrowers made herein, each of the Lenders severally agrees to make loans (including Overadvances as defined in and made available in accordance with the terms of Section 2.7 hereof) ("Revolving Loans") to the Borrowers at the Borrowers' request from time to time, from and after the date hereof and prior to the Maturity Date up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Commitment; provided that the aggregate principal amount of Revolving Loans outstanding at any time (excluding Overadvances) plus the aggregate face amount of Letters of Credit outstanding at such time shall not exceed the lesser of (i) the Maximum Amount and (ii) the Borrowing Base at such time, and provided, further, that at the time the Borrowers request a Revolving Loan and after giving effect to the making thereof there has not occurred and is not continuing an Event of Default or Default. The Revolving Loans shall be made pro rata in accordance with each Lender's Commitment Percentage in accordance with the terms of this Agreement, including, without limitation Section 9 hereof. Except as otherwise permitted under Section 2.7 hereof for certain Overadvances, the Borrowers jointly and severally agree that it shall be a payment Event of Default under Section 7.1(i) hereof, without notice or demand of any kind, if at any time the aggregate debit balance of the Loan Account plus the aggregate face amount of Letters of Credit outstanding at such time shall exceed the lesser of
(i) the Maximum Amount and (ii) the Borrowing Base, unless the Borrowers shall, upon demand by the Agent, promptly pay cash to the Agent to be credited to the Loan Account in such amount as shall be necessary to eliminate the excess. All requests for Revolving Loans shall be in such form and shall be made in such manner as is consistent with the Agent's customary practices. The Revolving Loans shall be evidenced by Fifth Restated and Amended Revolving Credit Notes (collectively, the "Credit Notes") in the form of Exhibit A attached hereto. Notwithstanding any other provision of this Agreement, the aggregate principal amount of Revolving Loans outstanding at any time (including Overadvances) plus the aggregate face amount of Letters of Credit outstanding at such time shall not exceed the Maximum Amount.

         1.2 Loan Account. The Agent shall enter Revolving Loans as debits in the Loan Account for each of the Lenders. The Agent shall also record in the Loan Account all payments made by the Borrowers on account of Revolving Loans (including Overadvances), and may also record therein, in accordance with customary accounting practices, other debits and credits, including customary banking charges and all interest, fees, charges and expenses chargeable to the Borrowers under this Agreement. The debit balance of the Loan Account shall reflect the aggregate amount of the Borrowers' Obligations to the Lenders from time to time by reason of Revolving Loans (including Overadvances) and other appropriate charges hereunder. At least once each month the Agent shall render a statement of account showing as of its date the debit balance of the Loan Account for each of the Lenders and in the aggregate which, unless within thirty
(30) days of such date notice to the contrary is received by the Agent from the Borrowers or any Lender, shall be considered correct and accepted by the Borrowers and the Lenders and conclusively binding upon them absent manifest error.

         1.3 Payment. Subject to the terms of Section 2.6 and 2.8.3 hereof the Borrowers may prepay outstanding Revolving Loans (including Overadvances) and the Obligations evidenced by the Credit Notes in whole or in part at any time without premium or penalty. Amounts so paid and other amounts may be borrowed and reborrowed from time to time as provided in Section 2.1. On the Maturity Date, the Borrowers shall repay to the Agent all outstanding Revolving Loans (including Overadvances) and the Credit Notes, together with all unpaid interest thereon and all fees and other amounts due hereunder. All of the other indebtedness evidenced by the Credit Notes, shall, if not sooner paid, also be absolutely due and payable on the Maturity Date. In the case of any partial payment of the Credit Notes, the total amount of such partial payment shall be allocable among the Credit Notes, subject to adjustment as provided in Section
9.4 hereof, pro rata in accordance with the Commitment Percentage of each of the Lenders.

         1.4 Letters of Credit. Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Borrowers made herein, the Agent agrees, as agent for and under the joint responsibilities of the Lenders, to cause FNB to issue to the extent permitted by law or the Uniform Customs Practices of the International Chamber of Commerce governing Letters of Credit (Publication No. 500 or any successor thereto), Letters of Credit upon the application of the Borrowers during the period from the date hereof to the Maturity Date; provided that the aggregate principal amount of Letters of Credit outstanding for the account of the Borrowers at any time shall not (i) exceed $15,000,000 (not more than $10,000,000 of which shall be documentary Letters of Credit and not more than $5,000,000 of which shall be standby Letters of Credit), or (ii) cause the aggregate debit balance in the Loan Account at such time plus the aggregate face amount of Letters of Credit then outstanding to exceed the lesser of (y) the Maximum Amount or (z) the Borrowing Base; and provided, further that at the time the Borrowers request the issuance of a Letter of Credit and after giving effect to the issuance thereof, there has not occurred and is not continuing any Event of Default or Default. All Letters of Credit shall expire not later than the Maturity Date. Without limiting the foregoing, if any Letter of Credit would by its terms expire after the Maturity Date, the Borrowers shall, on the Maturity Date, cause another letter of credit issued by another bank to be substituted therefor or cause another bank satisfactory to the Agent to indemnify FNB, and the Agent for the benefit of the Lenders, to the Agent's satisfaction against any and all liabilities and obligations in respect to such Letter of Credit and, in such event, this Agreement shall continue in full force and effect until all of the Obligations under any such Letters of Credit have been paid in full to the Agent for the account of the Lenders and FNB.

         Amounts drawn under the Letters of Credit shall be immediately paid by the Agent to FNB and shall become immediately due and payable, jointly and severally, by the Borrowers to the Agent and, if not so paid to the Agent, shall be added to the Loan Account as Revolving Loans as of the date funds are advanced under such Letter of Credit and shall be immediately due and payable upon the maturity of the Credit Notes.

         In order to evidence such Letters of Credit, each of the Borrowers shall enter into, with FNB or the Agent, such agreements and execute such instruments and documents as FNB or the Agent customarily requires in like transactions, including, but not limited to, a letter of credit application and agreement. The Borrowers hereby acknowledge and agree that each of their presidents, vice presidents and chief financial officers is authorized to sign applications for the issuance of Letters of Credit and that the execution and submission thereof to FNB or the Agent by any such officer for the account of any of the Borrowers shall be for the benefit and liability hereunder of each of the Borrowers.

         1.5 Interest on Revolving Loans. Subject to the terms of Section 2.6 and Section 2.7 hereof, the Revolving Loans shall bear interest at a rate per annum equal to 0.750% (the "Base Rate Margin") above the Base Rate in effect from time to time. If the Borrowers obtain equity capital or subordinated debt in an amount equal to or greater than $20,000,000 upon terms and conditions acceptable to the Agent, and there is no Overadvance then outstanding under
Section 2.7 hereof and no Default or Event of Default then exists, the Base Rate Margin will be reduced to 0.50%. If any Loan or any portion thereof is not paid when due, so long as any overdue amount remains unpaid, then the unpaid balance of such Loan shall bear interest, in lieu of interest otherwise payable, to the extent permitted by law, compounded monthly at an interest rate equal to 4% above the Base Rate in effect from time to time after such Loan or any portion thereof becomes overdue. Interest on Loans based on the Base Rate shall be payable, jointly and severally, by the Borrowers to the Agent monthly in arrears on the first Business Day of each month. Any change in the Base Rate shall result in a change on the same day in the rate of interest to accrue from and after such day on the unpaid balance of principal of the Loans. Interest accruing on the unpaid balance of Loans from time to time shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

         1.6 Eurodollar Interest Rate Option.

         (i) At the option of the Borrowers, so long as no Event of Default or Default has occurred and is then continuing, the Borrowers may elect from time to time prior to three months before the Maturity Date to have all or a portion of the unpaid principal amount of any Revolving Loan bear interest during any particular Interest Period at the Euroloan Rate (as hereinafter defined); provided that: (i) the number of any such portions with respect to which such an election has been made remaining outstanding at any point in time does not exceed three, and (ii) any such portion of any Revolving Credit Loan shall be in an amount not less than $5,000,000 or some greater integral multiple of $500,000 with respect to any single Interest Period. Any election by the Borrowers to have interest calculated at the Euroloan Rate shall be made by notice (which shall be irrevocable) to the Agent at least three (3) Business Days prior to the first day of the proposed Interest Period, specifying the Euroloan Rate Amount and the duration of the proposed Interest Period (which must be for one, two or three full months). Any such election of a Euroloan Rate shall lapse at the end of the expiring Interest Period unless extended by a further election notice as hereinbefore provided. Each Euroloan Rate Amount shall bear interest during each Interest Period relating thereto at an annual rate (the "Euroloan Rate") equal to the Eurodollar Rate plus 2.50% (the "Euroloan Rate Margin"). If the Borrowers obtain equity capital or subordinated debt in an amount equal to or greater than $20,000,000 upon terms and conditions acceptable to the Agent, and there is no Overadvance then outstanding under Section 2.7 hereof, the Euroloan Rate Margin will be reduced to 2.25%.

Interest on each Euroloan Rate Amount shall be payable on the last day of each Interest Period relating thereto.

         (ii) The Borrowers shall jointly and severally pay to the Agent the Reserve Charge, if any, with respect to Euroloan Rate Amounts of the Revolving Loans outstanding from time to time on the dates interest is payable on such Euroloan Rate Amounts.

         (iii) The Agent shall forthwith upon determining any Euroloan Rate provide notice thereof to the Borrowers and the Lenders. Each such notice shall be conclusive and binding upon the Borrowers absent manifest computational error.

         (iv) If, with respect to any Interest Period, the Agent is unable to determine the Euroloan Rate relating thereto, or adverse or unusual conditions in or changes in applicable law relating to the applicable Eurodollar interbank market make it illegal or, in the reasonable judgment of the Agent, impracticable, to fund therein the Euroloan Rate Amount or make the projected Euroloan Rate unreflective of the actual costs of funds therefor to the Agent or any Lender, or if it shall become unlawful for the Agent or any Lender to charge interest on the Loan on a Euroloan Rate basis, then in any of the foregoing events the Agent shall so notify the Borrowers and interest will be calculated and payable in respect of such projected Interest Period (and thereafter for so long as the conditions referred to in this sentence shall continue) by reference to the Base Rate in accordance with Section 2.5 hereof.

         (v) No Interest Period may be selected by the Borrowers for any Euroloan Rate Amount which ends beyond the Maturity Date. If any Interest Period would otherwise end on a day which is not a Business Day for Euroloan Rate purposes, that Interest Period shall end on the Business Day next preceding or next succeeding such day as determined by the Agent in accordance with its usual practices and notified to the Borrowers at the beginning of such Interest Period.

         (vi) If for any reason any payment or prepayment of principal of a Euroloan Rate Amount is made on any day prior to the last day of an Interest Period, then the Borrowers shall reimburse the Agent, on behalf of the Lenders, for the loss, if any, computed pursuant to the following formula:

                  L  =     (R-T) x P x  D            + RC
                           --------------
                           360

                  L = amount of loss to be reimbursed to the Agent (for the account of the Lenders).

                  R = the Euroloan Rate at the time of the payment.

                  T = effective interest rate in which United States Treasury bills maturing on the last day of the then current Interest Period and in the same amount as the unpaid principal amount of the Loan can be purchased by the Agent on the day of such payment of principal.

                  D = the number of days remaining in the Interest Period as of the date of such payment.

                  P = the amount of principal paid.

                  RC = the Reserve Charge due through the date of payment.

The Borrowers shall pay to the Agent (for the account of the Lenders) the amount of loss, computed in accordance with the foregoing formula, upon presentation by the Agent of a statement setting forth the Agent's calculation of the amount of such loss, which notice shall be conclusive and binding upon the Borrowers absent manifest computational error.

         1.7 Overadvances.

         (i) Upon request of the Borrowers, the Agent may permit loans when the debit balance in the Loan Account plus the aggregate face amount of Letters of Credit outstanding exceeds the Borrowing Base or which loans will cause the debit balance in the Loan Account plus the aggregate face amount of Letters of Credit outstanding to exceed the Borrowing Base. The Agent may require that such request be made in writing, setting forth the dollar amount of such contemplated overadvance, and be submitted to the Agent at least five (5) Business Days prior to the Borrowers' intended borrowing creating such overadvance. The Agent, as agent for and on behalf of the Lenders, shall consider any such request and may determine to make such loan or loans in its sole and unrestricted discretion, subject to clause (ii) of this Section 2.7. Any such overadvances shall be made for the debit account of each of the Lenders and the Lenders shall reimburse the Agent for the making of any such loan as though such loan were a Loan duly made in accordance with the terms of this Agreement (any such loan or loans being herein referred to individually as an "Overadvance" and collectively as "Overadvances"). The Agent shall enter such Overadvances, along with all interest, expenses and charges relating thereto, as debits in the Loan Account. All Overadvances shall bear interest at a rate per annum equal to 2.50% above the Base Rate in effect from time to time provided that if any Overadvance or any portion thereof is not paid when due, then the unpaid balance of such overadvance shall bear interest, in lieu of interest otherwise payable, to the extent permitted by law, compounded monthly at an interest rate equal to 4% above the Base Rate in effect from time to time after such overadvance or any portion thereof becomes overdue. Interest on Overadvances shall be payable, jointly and severally, by the Borrowers to the Agent for the account of the Lenders monthly in arrears on the first Business Day of each month. Any change in the Base Rate shall result in a change on the same day in the rate of interest to accrue from and after such date on the unpaid balance of principal of any Overadvance. Interest accruing on the unpaid balance of overadvances from time to time shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

         (ii) Although it will be within the discretion of the Agent to approve or reject requests from the Borrowers for Overadvances under this Agreement, and Overadvances shall otherwise only be permitted as contemplated hereby, in no event shall:

                  (a) the aggregate amount of Overadvances pursuant to Section 2.7(i) at any one time outstanding exceed the lesser of: (1)(w) the maximum aggregate amount of $7,500,000 between the date hereof and June 30, 2000, (x) the maximum aggregate amount of $5,000,000 between July 1, 2000 and September 29, 2000, (y) the maximum aggregate amount of $2,500,000 between September 30, 2000 and December 29, 2000, and (z) $0 from and after December 30, 2000; or (2) the then applicable Borrowing Base Percentage of the Net Security Value of Base Inventory plus 5%;

                  (b) the debit balance in the Loan Account at any one time outstanding exceed the Maximum Amount minus the aggregate face amount of Letters of Credit outstanding;

                  (c) the aggregate amount of Overadvances pursuant to Section 2.7(i) at any one time outstanding plus the sum of the Borrowing Base Percentage of the Net Security Value of Inventory and 55% of the Eligible Documentary Letters of Credit exceed $120,000,000; and

                  (d) any Overadvance be made at such time as there exists an Event of Default or Default.

         In addition, the Borrowers hereby jointly and severally covenant and agree to cause there to be outstanding no Overadvances for thirty consecutive days during the period from October 1 through November 30 of each year prior to the Maturity Date. Failure of the Borrowers to maintain any of the foregoing conditions, covenants or agreements shall constitute a payment Event of Default pursuant to Section 7.1(i), and shall be deemed to be a failure to perform an obligation hereunder.

            1.8 Fees.

                  2.8.1 The Borrowers shall pay to the Agent for the benefit of the Lenders pro rata in proportion to their respective Commitment Percentages a commitment fee, computed on the average daily debit balance in the Loan Account for the prior month and payable monthly in arrears on the first Business Day of each month, equal to 0.250% per annum of the excess of (i) the Maximum Amount over (ii) the principal amount of Revolving Loans outstanding from time to time.

                  2.8.2 The Borrowers shall pay to the Agent for the benefit of the Lenders in proportion to their respective Commitment Percentages for issuance of each Letter of Credit a fee quarterly in arrears that is either (i) a fee equal to the greater of 1.50% per annum of the face amount of each standby Letter of Credit or such minimum fee for each such Letter of Credit as may be generally in effect from time to time, or (ii) a fee equal to the greater of 0.250% of the face amount of each sight documentary Letter of Credit or such minimum fee for each such Letter of Credit as may be generally in effect from time to time, or (iii) a fee equal to the greater of 1.50% per annum of the face amount of each time documentary Letter of Credit or such minimum fee for each such Letter of Credit as may be generally in effect from time to time; plus such fees and charges as are customarily charged by the Agent.

                  2.8.3    Intentionally deleted.

                  2.8.4 The Borrowers shall pay to the Agent any and all charges customarily made by the Agent against Borrowers.

                  2.8.5 If after the date hereof, the Agent or any of the Lenders shall have determined that the adoption of any applicable law, rule, regulation, guideline, directive or request (whether or not having the force of law) regarding capital requirements for banks or bank holding companies, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Agent or any of the Lenders with any of the foregoing effective after the date hereof, imposes or increases a requirement by the Agent or any of the Lenders to allocate capital resources to the Lenders' commitment to make Loans or issue and maintain Letters of Credit hereunder which has or would have the effect of reducing the return on the Agent's or such Lender's capital to a level below that which the Agent or such Lender could have achieved (taking into consideration the Agent's or such Lender's then existing policies with respect to capital adequacy and assuming full utilization of the Agent's or such Lender's capital) but for such adoption, change or compliance by any amount deemed by the Agent to be material, then: (i) the Agent shall promptly after its determination of such occurrence give notice thereof to the Borrowers; and (ii) the Borrowers shall pay to the Agent, for the benefit of such Lender bearing such reduced return as an additional fee from time to time within thirty (30) days after the Borrowers receive written notice thereof such amount as the Agent or such Lender certifies to be the amount that will compensate it for such reduction. A certificate of the Agent or such Lender claiming compensation under this Section shall be conclusive absent manifest computational error. Such certificate shall set forth in reasonable detail the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder and the method by which such amounts were determined. In determining such amount, the Agent and each Lender may use any reasonable averaging and attribution methods. In lieu of the payments provided for in clause (ii) of this Section, the Borrowers may, within 120 days of the Agent's notice pursuant to clause (i) of this Section, prepay such Lender all Obligations then accruing to such Lender and terminate all of such Lender's rights and obligations pursuant to this Agreement without payment of any fee pursuant to Section 2.8.3 hereof, if applicable, on account of such prepayment. In the event of any such prepayment, the Maximum Amount shall be reduced by the amount of such Lender's

Commitment or an additional bank satisfactory to the Borrowers and the Agents may be included as a Lender hereunder.

                  2.8.6 Anything hereinbefore to the contrary notwithstanding, if any future applicable law or any future amendment to any present applicable law (which expression, as used in this Agreement, includes statutes and rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time heretofore or hereafter made upon or otherwise issued to the Agent or any Lender by any central bank or other fiscal, monetary or other authority, whether or not having the force of law) becoming effective after the date hereof shall (i) subject the Agent or any Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the Maximum Amount of the Revolving Loans or the payment to the Agent or such Lender of any amounts due to it hereunder, or (ii) materially change the basis of taxation of payments to the Agent or such Lender of the principal or the interest on or any other amounts payable to the Agent or such Lender hereunder, or (iii) impose or increase or render applicable any special or supplemental special deposit or reserve or similar requirements or assessment against assets held by, or deposits in or for the account of, or any liabilities of, or loans by an office of the Agent or any Lender in respect of the transactions contemplated herein, or (iv) impose on the Agent or any Lender any other conditions or requirements with respect to this Agreement, the Maximum Amount or any Loan, and the result of any of the foregoing is (A) to increase the cost to the Agent or such Lender of making, funding or maintaining all or any part of the Loans, or (B) to reduce the amount of principal, interest or other amount payable to the Agent or such Lender hereunder, or (C) to require the Agent or such Lender to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregoing interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Agent or such Lender from the Borrowers hereunder, then, and in each such case not otherwise provided for hereunder, the Borrowers will, within thirty (30) days after receipt of written notice from the Agent accompanied by calculations thereof in reasonable detail, pay to the Agent or such Lender such additional amounts as will be sufficient to compensate the Agent or such Lender for such additional cost, reduction, payment or foregoing interest or other sum, provided that the foregoing provisions of this sentence shall not apply in the case of any additional cost, reduction, payment or foregoing interest or other sum resulting from any taxes charged upon or by reference to the overall net income, profits or gains of the Agent or any Lender.

                  2.8.7 The Borrowers authorize the Agent to charge to the Loan Account or to any deposit account which any of the Borrowers may maintain with the Agent or any Lender the interest, fees, charges, taxes and expenses provided for in this Agreement or any other document executed or delivered in connection herewith and any payments due to the Agent in respect of Letters of Credit.

         SECTION 3.        REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers jointly and severally represents, warrants and covenants, as to itself and as to each of the other Borrowers, individually and on a consolidated basis as the context may require, to the Agent and the Lenders as follows:

            1.9 Organization and Qualification. Each of the Borrowers (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation as indicated on Exhibit B attached hereto;
(ii) has all requisite corporate power and authority to own its property and conduct its business as now conducted and as presently contemplated; (iii) is duly qualified and in good standing in each jurisdiction (which jurisdictions are listed on Exhibit B attached hereto) where the nature of its properties or its business (present or proposed) requires such qualification, except where the failure to do so would not have a material adverse effect on the business, properties or condition (financial or otherwise) of such Borrower individually or all of the Borrowers taken as a whole; and (iv) has no Subsidiaries other than those listed on Exhibit B attached hereto.

            1.10 Corporate Authority. The execution, delivery and performance of this Agreement and the Credit Notes and the transactions and other documents contemplated hereby and thereby (including the granting of the security interest hereunder) are within each Borrower's corporate authority, have been authorized by all necessary corporate proceedings on the part of each Borrower, and do not and will not contravene any provision of law, or any provision of each Borrower's charter document or its by-laws, or contravene any provisions of, or constitute an Event of Default or Default hereunder or a default under any other material agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrowers or any of their properties, or result in the creation, other than in favor of the Agent, of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrowers.

            1.11 Valid Obligations. This Agreement and all of its terms and provisions (including the security interest granted hereunder) are, and the Obligations of the Borrowers under each of the Credit Notes, when each Credit
Note is duly executed and delivered for value, will be, legal, valid and binding Obligations of each of the Borrowers enforceable in accordance with their terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights in general and the availability of equitable remedies.

            1.12 Approvals. The execution, delivery and performance of this Agreement and the Credit Notes and the transactions and other documents contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority or any other Person, except as disclosed on Exhibit B attached hereto.

            1.13 Title to Properties; Absence of Liens. As of the date of this Agreement, the Borrowers have good and marketable title to all of their respective properties, assets and rights of every name and nature now purported to be owned by it, including without limitation the Collateral, the Business and the properties, assets and rights reflected in the Initial Financial Statement, in each case free from all liens, charges and encumbrances whatsoever except as set forth on Exhibit B attached hereto. All real property owned or leased by the Borrowers is described in Exhibit B attached hereto.

            1.14 Compliance. The Borrowers have all necessary permits, approvals, authorizations, consents, licenses, franchises, registrations and other rights and privileges (including patents, trademarks, trade names and copyrights) to allow them to own and operate their business without any violation of law or the rights of others; and the Borrowers are duly authorized, qualified and licensed under and in compliance with all applicable laws, regulations, authorizations and orders of public authorities.

            1.15 Financial Statements. The Borrowers have furnished to the Agent the audited consolidated balance sheet and statement of income of the Business as at March 31, 1999 and June 30, 1999 and for the 12 month and 3 month periods, respectively, then ended separating out the Parent and its Subsidiaries on the one hand from Distributors and its Subsidiaries on the other hand (the "Initial Financial Statement"), which was prepared in accordance with GAAP, certified (as to any audited statements) by Mayer Rispler and Company and fairly presents the financial position of the Business with respect to its assets and liabilities as at the close of business on such dates and the results of operations for the 12 month and 3 month periods, respectively, then ended. The Borrowers have also furnished to the Agent projections, dated on or about August 12, 1999, of the Borrowers' future results of operations on a consolidated basis for five fiscal years, which represent the Borrowers' good faith estimates as of the date thereof and as of the date hereof based upon the assumptions stated therein which assumptions the Borrowers believe were and continue to be fair, reasonable and proper in light of current and reasonably foreseeable business conditions. At the date hereof, none of the Borrowers have any Indebtedness or other liabilities, debts or obligations, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes or other governmental charges, that are not set forth on Exhibit C attached hereto. Since the Initial Financial Statement there have been no changes in the assets, liabilities, financial condition or business of the Borrowers or the Business the effect of which has, individually or in the aggregate, been materially adverse, except as set forth on Exhibit B attached hereto.

            1.16 Solvency. Each of the Borrowers has and, after giving effect to the Loans, will have, assets (both tangible and intangible) having a fair saleable value in excess of the amount required to pay the probable liability on its then-existing debts (whether matured or unmatured, liquidated or unliquidated, fixed or contingent); each of the Borrowers has and will have access to adequate capital for the conduct of its business and the discharge of its debts incurred in connection therewith as such debts mature; none of the Borrowers was Insolvent immediately prior to the consummation of the Loans and immediately after giving effect thereto none of the Borrowers will be Insolvent.

            1.17 Events of Default. As of the date of this Agreement, no Event of Default or Default exists.

            1.18 Taxes. Each of the Borrowers and each of their respective Subsidiaries, if any, has filed all federal, state and other tax returns required to be filed, and all taxes, assessments and other such governmental charges due from such Person have been fully paid, except those being contested in good faith legal proceedings and with respect to which adequate reserves have been established, are being maintained and are fully reflected in such Person's financial statements. Neither any Borrower nor any Subsidiary has executed any waiver that would have the effect of extending the applicable statute of limitations in respect of tax liabilities. Each of the Borrowers and each of their respective Subsidiaries, if any, has established on its books reserves adequate for the payment of all federal, state and other tax liabilities.

            1.19 Litigation. Except as set forth on Exhibit B attached hereto, there is no litigation, proceeding or governmental investigation, administrative or judicial, pending or threatened against the Borrowers, any Subsidiary or the Business which, if decided adversely to any of Borrowers or a Subsidiary might have a materially adverse effect on the business, properties or condition (whether financial or otherwise) of such Person individually, the Borrowers taken as a whole, Subsidiaries or the Business or on the ability of such Person or Persons to perform its or their obligations hereunder, under the Credit Notes or under any other agreement or document contemplated hereby.

            1.20 Margin Rules. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U or X of the Board of Governors of the Federal Reserve System.

            1.21 Restrictions on the Borrowers. None of the Borrowers is party to or bound by any contract, agreement or instrument, or subject to any charter or other corporate restriction, materially and adversely affecting its business, property, assets, operations or conditions, financial or otherwise.

            1.22 ERISA. (i) Each "Employee Pension Benefit Plan" (as such term is defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder ("ERISA")) now or heretofore maintained by any of the Borrowers or any Affiliate (individually the "Pension Plan" and collectively the "Pension Plans") and any "Employee Welfare Benefit Plan" (as such term is defined in Section 3 of ERISA) now or heretofore maintained by any of the Borrowers or any Affiliate (individually the "Plan" and collectively the "Plans") is listed on Exhibit B attached hereto and is in substantial compliance with ERISA (to the extent that ERISA is applicable); (ii) except as set forth on Exhibit B attached hereto, there are no benefits vested under any Pension Plan; (iii) no Pension Plan, Plan or trust created thereunder, no trustee thereof, no administrator or fiduciary (other than an unrelated third party administrator or fiduciary) thereof, and neither any of the Borrowers nor any Affiliate has engaged in a "Prohibited Transaction" (as such term is defined in Section 406 of ERISA and Section 4975 of the Code ("Prohibited Transaction")) which would subject any such Pension Plan, Plan, trust created thereunder, trustee, administrator or fiduciary thereof or any of the Borrowers or any Affiliate or any party dealing with any such Pension Plan, Plan or trust to a material tax or penalty on a "Prohibited Transaction" imposed under Section 4975 of the Code or Section 502 of ERISA; (iv) no Pension Plan or trust created thereunder has been the subject of a Reportable Event (as such term is defined in Section 4043 of ERISA), including, without limitation, the termination of any Pension Plan or trust, (v) if and to the extent that either any of the Borrowers or any Affiliate is a party to a multi-employer Plan (as defined in Section 4001 of ERISA), then neither any such Borrower nor any Affiliate has incurred withdrawal liability, within the meaning of Section 4201 of ERISA, with respect to any such multi-employer Plan and neither any of the Borrowers nor any Affiliate has any knowledge that any such multi-employer plan to which such Borrower or any Affiliate thereof is required to contribute is in reorganization or is insolvent pursuant to Section 4241 or 4245 of ERISA; (vi) no Pension Plan which is not a multi-employer Plan is insolvent or in reorganization; (vii) neither any of the Borrowers nor any Affiliate has ceased operations at a facility with the result that such Borrower or any Affiliate thereof is to be treated as a substantial employer as provided in Section 4062(e) of ERISA, or has withdrawn from a Pension Plan with respect to which it was a "substantial employer"; (viii) neither any of the Borrowers nor any Affiliate and no Pension Plan or trust created thereunder has incurred any "accumulated funding deficiency" (as such term is defined in Section 412 of the Code and Section 302 of ERISA) whether or not waived, since the effective date of ERISA; (ix) no condition exists which presents a material risk to any of the Borrowers or any Affiliate of incurring a liability to or on account of a Pension Plan or Plan pursuant to any of the foregoing sections of the Code and ERISA; (x) the aggregate current value of all assets of each Pension Plan which is a single-employer plan (i.e., a plan which is not referred to in clause (v) hereof), based upon actuarial assumptions, each of which is reasonable (taking into account the experience of the plans and reasonable expectations), is at least equal to the aggregate current value of all accrued benefits under such Pension Plan, and each such Pension Plan is fully funded on a termination basis; and (xi) no Pension Plan and neither any of the Borrowers nor any Affiliate has incurred any liability to the Pension Benefit Guaranty Corporation or any governmental authority succeeding to any and all of the functions of said corporation (the "PBGC") over and above premiums required by law.

            1.23 Intellectual Property; Tradenames. All (i) patents and patent applications in any country or jurisdiction and (ii) trademarks and service marks and United States, state and foreign registrations thereof and applications therefor in which any of the Borrowers has an ownership interest are listed on Exhibit B attached hereto. All tradenames of the Borrowers are listed on Exhibit B attached hereto.

            1.24 Environmental and Regulatory Compliance. As to each of the real properties owned or leased by any of the Borrowers or any of their Subsidiaries, all as described on Exhibit B, each such property is presently in compliance in all material respects with and has in full force and effect all material permits or approvals required by all applicable building, zoning, anti-pollution, hazardous substance, hazardous material, oil, environmental, health, safety or other laws, ordinances or regulations and the Borrowers have not received notification that any of the foregoing properties is in violation of any of the foregoing provisions, except for any non-compliance with respect to or lack of possession of the foregoing which does not have or will not have a material adverse effect on the business or properties of the Borrowers. Except as set forth on Exhibit B, none of the Borrowers has ever generated, stored, or disposed of any hazardous substances, hazardous materials, or oil on any of such properties or any portion thereof and none of the Borrowers is aware of the presence, generation, storage or disposal of such substances on any of such properties or any portion thereof by any of the Borrowers or any prior owner or prior occupant or prior user thereof or by anyone else, nor is any of the Borrowers aware of any spill or release of a hazardous or toxic waste, substance or constituent, or other substance, into the environment on or, from any of such properties. Except as set forth on Exhibit B, no inquiry, notice or threat to give notice by any governmental authority has been received by any of the Borrowers with respect to the generation, storage or disposal or release or threat of release thereof, or with respect to any violation of any federal, state or local environmental, health or safety statute or regulation. Except as set forth on Exhibit B, no underground storage tanks or surface impoundments are on any of the properties owned or leased by any of the Borrowers. For the purposes of this Section, (i) "hazardous substances" shall mean "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.9601, et seq., and regulations thereunder or under the provisions of any other applicable state, county or municipal law, ordinance, rule or regulation, (ii) "hazardous material" and "oil" shall mean "hazardous material" and "oil", respectively, as defined in the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, as amended, M.G.L. Chapter 21E, and regulations thereunder or under the provisions of any other applicable state, county or municipal law, ordinance, rule or regulation, and (iii) "release" or "threat of release" shall mean such terms as they are defined in any of the foregoing laws, ordinances, rules or regulations, as applicable.

1.25 Employment Contracts. Set forth on Exhibit B is a list of all written and oral employment and similar contracts, agreements and understandings between any of the Borrowers and any of their employees and/or Affiliates currently binding upon any of the Borrowers, copies or summaries of which have been provided to the Agent prior to the date hereof (other than contracts, agreements and understandings between any of the Borrowers and its employees who are not Affiliates, whose employment was entered into in the ordinary course of business, whose employment is terminable at will by either party and who is not entitled to any special bonus or other compensation measured or determined by or directly contingent upon the economic performance of the Borrowers individually or taken as a whole).

         SECTION 4.        CONDITIONS OF LOANS.

            1.26 Conditions of Initial Loans. The obligations of the Lenders to make the initial Revolving Loan under the Original Loan Agreement were subject to the fulfillment on or prior to the date thereof of the following conditions precedent:

                  4.1.1 Receipt by BKB of the following documents, certificates and opinions in form and substance satisfactory to the Agent and duly executed and delivered by the parties thereto:

                  (a)      The Original Loan Agreement;

                  (b) The Credit Notes, each substantially in the form of Exhibit A thereto;

                  (c) Subsidiary Tie-In Agreement from Subsidiaries of Distributors listed on the Disclosure Letter ("Subsidiary Tie-In Agreement");

                  (d) Joint and Several Guaranties from Victor Jacobs, Herman Jacobs and Jacob Jacobs, guarantying the Obligations incurred by the Borrowers with respect to any Overadvance pursuant to Section 2.7 hereof;

                  (e) Pledge from the Parent of all of the issued and outstanding capital stock of Distributors to secure the Obligations hereunder (the "Pledge Agreement");

                  (f) Pledge from Distributors of all of the issued and outstanding capital stock of the Subsidiaries of Distributors executing and delivering the Subsidiary Tie-In Agreement to secure the Obligations;

                  (g)      UCC-11 Search Reports;

                  (h)      UCC-1 Financing Statements;

                  (i) Personal financial statements of Victor Jacobs, Herman Jacobs and Jacob Jacobs (also known as Victor Jacobowitz, Herman Jacobowitz and Jacob Jacobowitz);

                  (j) A certified copy of resolutions of each of the Borrowers' Boards of Directors evidencing the due authorization, execution and delivery of this Agreement, the documents referred to herein and the transactions contemplated hereby to which each is a party;

                  (k) Certificates as of the date hereof signed by the Secretary of each of the Borrowers regarding the incumbency and true signature of the officers authorized to sign the documents referred to in this
                           Section 4.1.1 and all other documents and instruments related to the Loans and the transactions contemplated hereby;

                  (1) Certificates of insurance or insurance binders evidencing compliance with Section 5.3 hereof;

                  (m) A favorable legal opinion addressed to BKB and each of the Lenders from Parker Chapin Flattau and Klimpl, LLP, counsel to the Borrowers, Victor Jacobs, Herman Jacobs and Jacob Jacobs;

                  (n) Certifications from governmental officials evidencing the legal existence and corporate and tax good standing of each of the Borrowers as of the most recent practicable date;

                  (o) Certified copies of each of the Borrowers' Certificate of Incorporation and Bylaws;

                  (p) Closing Certificate executed by the chief financial officer of each of the Borrowers substantially in the form of Exhibit D thereto;

                  (q) Waiver from each of the Borrowers' landlords in form satisfactory to BKB;

                  (r) Payout Letters from The Bank of New York and any other financial institutions currently lending to the Borrowers which were listed on Exhibit B thereto, and delivery of discharges, releases and terminations of all existing liens of any nature on the Collateral, except such liens as were expressly permitted by the terms of the Original Loan Agreement; and

                  (s)      Borrowing Base Certificate.

                  4.1.2 The representations and warranties contained in Section 3 were to have been true and accurate in all material respects on and as of the date of the initial Revolving Loan, the Borrowers were to have performed and complied in all material respects with all covenants and conditions required in the Original Loan Agreement to be performed or complied with by them prior to the making of such Loan, and no event was to have occurred and be continuing and no condition was to have existed, or was to have resulted from the Loans to be made on the date of the Original Loan Agreement or the transactions contemplated by the Original Loan Agreement, which would constitute, or with the passage of time or the giving of notice, or both, would constitute, an Event of Default.

                  4.1.3 The Borrowers were to have provided BKB with such additional instruments, certificates, opinions and other documents as BKB or its counsel reasonably requested.

                  4.1.4 There was not to have been any material adverse change in any of the Borrowers' business, properties or condition (financial or otherwise).

                  4.1.5 The Borrowers were to have reimbursed BKB for all of the fees and disbursements of legal counsel to the Agent, which shall have been incurred by BKB in connection with the preparation, negotiation, execution and delivery of the Original Loan Agreement and the closing of the transactions contemplated thereby.

1.27 Conditions to all Revolving Loans. The obligation of the Lenders to make any Revolving Loan under this Agreement is subject to the fulfillment to the satisfaction of the Agent immediately prior to or contemporaneously with such Revolving Loan of each of the following conditions:

                  4.2.1 The representations and warranties contained in this Agreement or otherwise made in writing by or on behalf of the Borrowers pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects at the time of each such Revolving Loan (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event) with and without giving effect to the Revolving Loans to be made at such time and the application of the proceeds thereof. The Agent may without waiving this condition consider it fulfilled, and a representation by each of the Borrowers to such effect made, if no written notice to the contrary, dated the date of such Revolving Loan, is received from the Borrowers. In the event that the Borrowers submit a written notice as contemplated by the preceding sentence, the conditions set forth in this Section
4.2.1 will be considered fulfilled if such notice specifies in reasonable detail the exceptions to the representations and warranties as of the date of such Revolving Loan, the exceptions as stated in such notice are satisfactory to the Agent and the Agent so notifies the Borrowers.

                  4.2.2    At the time of each such Revolving Loan:

                           (a) the Borrowers shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such time;

                           (b) no condition or event that constitutes an Event of Default or Default shall have occurred and be continuing; and

                           (c) there shall have been no material adverse change in the condition (financial or otherwise), business or properties of any of the Borrowers since June 30, 1999.

1.28     Conditions to Restatement and Amendment.

                  4.3.1 The willingness of the Lenders to enter into this Agreement is subject to the receipt by the Agent and certain of the Lenders, as specified below, of the following in form and substance satisfactory to the Agent and such Lenders:

                  (a) Each of the Lenders shall have received a Credit Note substantially in the form of Exhibit A to this Agreement signed by the Borrowers;

                  (b)      Intentionally deleted;

                  (c)      Intentionally deleted;

                  (d) The Agent shall have received certified copies of resolutions of each Borrower's respective Boards of Directors, each Borrower's charters and by-laws, and a list of each Borrower's corporate officers with specimen signatures, in sufficient numbers for itself and each of the Lenders, such resolutions evidencing the due authorization of this Agreement and the entering into of the transactions contemplated hereby;

                  (e) The Agent shall have received a favorable legal opinion addressed to the Agent and each of the Lenders from Parker Chapin LLP, counsel to the Borrowers, in sufficient quantities for itself and each of the other Lenders;

                  (f) The Agent shall have received certifications from governmental officials evidencing the legal existence and corporate good standing of each of the Borrowers as of the most recent practicable date;

                  (g) The Agent shall have received a Fifth Restated and Amended Closing Certificate executed by the Chief Financial Officer of each of the Borrowers substantially in the form of Exhibit D hereto, in sufficient numbers for itself and each of the other Lenders;

                  (h) the Borrowers shall have provided to the Agent certification from governmental officials evidencing the tax good standing of each of the Borrowers in the State of New York and, to the extent incorporated or qualified to do business therein, California;

                  (i)      Receipt by each Lender of its Renewal Fee;

                  (j) Receipt by the Agent of a fee letter with respect to an arrangement fee and agent fee, and payment of the same by the Borrowers;

                  (k) Reimbursement of the Agent by the Borrowers for all of the fees and disbursements of legal counsel to the Agent, which shall have been incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the closing of the transactions contemplated hereby;

                  (l) Such landlord waivers and bailee waivers as the Agent may require;

                  (m) The Borrowers shall have been in compliance (measured as of March 31, 2000) with all of the covenants set forth in the Prior Loan Agreement;

                  (n)      UCC-11 search reports with respect to the Borrowers;

                  (o) The Borrowers shall have pledged, conveyed and granted a security interest in all deposit accounts located at the Agent or FNB pursuant to the Deposit Account Security Agreement; and

                  (p) The Borrowers shall have provided the Agent with such additional instruments, certificates and other documents as the Agent shall reasonably request.

                  4.3.2 The willingness of the Lenders to enter into this Agreement is also subject to the absence of any material adverse change or material disruption in the financial, banking or capital markets, which, in the reasonable judgement of the Agent or Fleet Boston Robertson Stephens Inc. would have a material adverse effect on the syndication or arrangement of the transactions contemplated by this Agreement.

         1.29 Heter Iska. This Agreement is being entered into by BLT in accordance with BLT's heter iska.

         SECTION 5.        COVENANTS.

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

         During the term of this Agreement and so long as any Indebtedness of the Borrowers in respect of any Loan or any Obligation remains outstanding:

         1.30 Financial Reporting. The Borrowers shall furnish to the Agent in sufficient copies for distribution to each of the Lenders:

                  (i) as soon as available to the Borrowers, but in any event within 90 days after each fiscal year-end, consolidated and, if required by the Agent, consolidating balance sheets of the Borrowers separating out the Parent and its Subsidiaries on the one hand from Distributors and its Subsidiaries on the other hand, as at the end of, and related consolidated and, if required by the Agent, consolidating statements of income, retained earnings and cash flow for, such year prepared in accordance with GAAP and, in the case of such consolidated statements, certified by the Borrowers' Accountants; and concurrently with such financial statements, a written statement by the Borrowers' Accountants that, in the making of the audit necessary for their report and opinion upon such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if in the opinion of such accountant such Event of Default or Default exists, they shall disclose in such written statement the nature and status thereof;

                  (ii) as soon as available to the Borrowers, but in any event within 45 days after the end of each fiscal quarter of the Borrowers consolidated and, if required by the Agent, consolidating balance sheets of the Borrowers separating out the Parent and its Subsidiaries on the one hand from Distributors and its Subsidiaries on the other hand, as at the end of, and related consolidated and, if required by the Agent, consolidating statements of income, retained earnings and cash flow for, the portion of the year then ended, for the fiscal quarter then ended and for the twelve months then ended, prepared in accordance with GAAP and, in the case of such consolidated statements, certified by the principal financial officer of each of the Borrowers;

                  (iii) promptly as they become available, a copy of each report (including any so-called management letters) submitted to any of the Borrowers or any Subsidiary by independent certified public accountants in connection with each annual audit of the books of such Borrower or such Subsidiary by such accountants or in connection with any interim audit thereof pertaining to any phase of the business of the Borrowers or any Subsidiary;

                  (iv) promptly as they become available, copies of all such financial statements, proxy material and reports as any of the Borrowers or any Subsidiaries shall send to or make available to stockholders or holders of any Indebtedness of any of the Borrowers or any Subsidiaries or shall file with the United States Securities and Exchange Commission, or announcements made to the general public by any of the Borrowers or any Subsidiary;

                  (v) from time to time, such other financial data and information about any of the Borrowers, any Subsidiaries and the Collateral as the Agent may reasonably request;

                  (vi) concurrently with each delivery of financial statements pursuant to clause (i) and clause (ii) of this Section 5.1, a report in substantially the form of Exhibit E hereto signed on behalf of the Borrowers by the chief financial officer of each of the Borrowers;

                  (vii) within 60 days prior to the beginning of each fiscal year, consolidated and, if required by the Agent, consolidating projections for the Borrowers separating out the Parent and its Subsidiaries on the one hand from Distributors and its Subsidiaries on the other hand, for the next three fiscal years beginning with such fiscal year, including projected balance sheets, income statements, cash flow statements and such other statements as the Agent may reasonably request and in form and substance satisfactory to the Agent, all prepared on a basis consistent with the financial statements required by clause (i);

                  (viii) as soon as available to the Borrowers, reports (in form satisfactory to the Agent) of the value of the Borrowing Base including without limitation (a) Account Receivable reports daily within one Business Day; (b) Inventory reports semi-monthly as of the first and fifteenth of each month within fifteen days of each such date; and (c) Account Receivable aging reports monthly within fifteen days of the end of each month;

                  (ix) for the purposes of computing the Borrowing Base, information adequate to identify Inventory and Accounts Receivable at times and in form and substance as may be requested by the Agent, and if requested by the Agent, accompanied by pledges or designations of Inventory and agings or assignments of Accounts in form and substance satisfactory to the Agent, which assignments shall give Agent full power to collect, compromise or otherwise deal with the assigned Accounts as the sole owner thereof on behalf of the Lenders;

                  (x) if required by the Agent, quarterly reports of sales and gross profits on a divisional basis for the immediate preceding quarter by the thirtieth day of the calendar month following the end of such quarter; and

                  (xi) when required by the Agent, but in any event annually, updated inventory appraisals satisfactory to the Agent (obtained, with the exception of the Appraisal, at the Borrowers' expense for each annual appraisal) from such appraisers as are acceptable to the Agent.

         1.31 Conduct of Business. Each of the Borrowers hereby covenants and agrees, jointly and severally, for itself individually and on behalf of all of the Borrowers individually and taken as a whole, that it and they will:

                  (i) duly observe and comply in all material respects with all applicable laws and all requirements of any governmental authorities relative to its corporate existence, rights and franchises, to the conduct of its business and to its property and assets; will maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business, except where the failure to do so would not have a material adverse effect on the business, properties or condition (financial or otherwise) of the Borrowers and any Subsidiaries, individually or taken as a whole; and will maintain its existence in good standing in its jurisdiction of incorporation as of the date hereof;

                  (ii) maintain its and their corporate existence and existing corporate structure, and remain or engage in substantially the same business as the Business and in no unrelated business, except that the Borrowers may, upon notice to the Agent, withdraw from any business activity which their respective Boards of Directors deem unprofitable or unsound; and

                  (iii) cause all Collateral, to the extent warehoused at locations not owned or leased by the Borrowers, to be segregated from the property of others and clearly marked to indicate its ownership by the Borrowers.

         1.32 Maintenance and Insurance. The Borrowers will maintain and keep their properties in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto so that their business may be properly and advantageously conducted at all time. The Borrowers at all times will maintain insurance, in such amounts (including, without limitation, so-called "all-risk" coverage at replacement value and "broad form" liability coverage), against such hazards and liabilities and for such purposes as the Agent shall determine is reasonable to insure the value of the Collateral and as is customary in the industry for companies of established reputation engaged in the same or similar businesses and owning or operating similar properties. The Agent, as agent for and on behalf of the Lenders, shall be named as loss payee and additional insured and shall be given 30 days advance notice of any cancellation of or failure to renew insurance. If the Borrowers fail to provide or cause to be provided such insurance, the Agent, in its sole discretion, may provide such insurance and charge the cost to the Loan Account or to any of the Borrowers' deposit accounts with any of the Lenders. Any payment not recovered from the Borrowers shall bear interest at the then rate of interest under the Credit Notes from such time as the Agent incurs such expense. Neither the Agent nor the Lenders shall, by the fact of the Agent's approving, disapproving, accepting, obtaining or failing to obtain any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurance companies or payment of lawsuits, and the Borrowers hereby expressly assume full joint and several responsibility therefor and liability, if any, thereunder.

         1.33 Taxes. The Borrowers will pay or cause to be paid all taxes, assessments or governmental charges on or against any of them, or their properties prior to such taxes becoming delinquent; except for any tax, assessment or charge (other than any charge for environmental cleanup costs referred to in Section 5.22) which is being contested in good faith by proper legal proceedings and with respect to which adequate reserves have been established and are being maintained.

         1.34 Limitation of Indebtedness. None of the Borrowers will create, incur, assume or suffer to exist, or in any manner become or be liable directly or indirectly with respect to, any Indebtedness except: (i) the Obligations;
(ii) Indebtedness existing on the date of this Agreement and set forth on Exhibit C hereto; (iii) Indebtedness for the purchase price of capital assets incurred in the ordinary course of business, to the extent such purchase is permitted by Section 5.10; (iv) Indebtedness for taxes, assessments or governmental charges to the extent that payment therefor shall at the time not be required to be made in accordance with Section 5.4; and (v) Indebtedness on open account for the purchase price of services, materials and supplies incurred by any of the Borrowers in the ordinary course of business (not as a result of borrowing), so long as all of such open account Indebtedness shall be promptly paid and discharged when due or in conformity with customary trade terms and practices, except for any such open account Indebtedness which is being contested in good faith by the Borrowers, as to which adequate reserves required by GAAP have been established and are being maintained and as to which no encumbrance has been placed on any property of any of the Borrowers.

         1.35 Guaranties. None of the Borrowers shall become or be liable by way of guaranty, surety or other arrangement for the Indebtedness or obligations of any nature or kind of any other Person (including any Subsidiary), except for endorsement of instruments for collection in the ordinary course of business.

         1.36 Restrictions on Liens. None of the Borrowers will create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance including the lien or retained security title of a conditional vendor ("Encumbrances") upon or with respect to any property or assets, real or personal, of any such Persons, or assign or otherwise convey any right to receive income, except:

                  (i) Encumbrances existing on the date of this Agreement and set forth on Exhibit B attached hereto, including liens in connection with the Lease Financing Facility; or

                  (ii) liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same is not required in accordance with the provisions of Section 5.4; or

                  (iii)    Encumbrances in favor of the Agent; or

                  (iv) Encumbrances securing Indebtedness for the purchase price of capital assets to the extent such Indebtedness is permitted by
         Section 5.5 (iii), provided that (a) each such Encumbrance is given solely to secure the purchase price of such property, does not extend to any other property and is given at the time of acquisition of the property, and (b) the Indebtedness secured thereby does not exceed the lesser of the cost of such property or its fair market value at the time of acquisition; or

                  (v) liens of mechanics, laborers, materialmen, carriers and warehousemen arising by operation of law to secure payment for labor, materials, supplies or services incurred in the ordinary course of the Borrowers' business, but only if the payment thereof is not at the time required and such liens do not, individually or in the aggregate, materially detract from the value or limit the use of any property subject thereto; or

                  (vi) deposits made in the ordinary course of the Borrowers' business in connection with workmen's compensation, unemployment insurance, social security and other similar laws.

         1.37 Merger, Acquisitions and Purchase and Sale of Assets. None of the Borrowers will consolidate or merge with or into any other corporation or other entity, will acquire the assets or stock of any entity nor will sell, lease, transfer or otherwise dispose of any portion of its assets other than in the ordinary course of business.

         1.38 Investments and Loans. None of the Borrowers will make or have outstanding at any time any investments in or loans to any other Person (including any Subsidiary other than one of the Borrowers), whether by way of advance, guaranty, extension of credit, capital contribution, purchase of stocks, notes, bonds or other securities or evidences of Indebtedness, or acquisition of limited or general partnership interests, other than: (i) in direct obligations of the United States of America, maturing within one year of their issuance; (ii) in time certificates of deposit or repurchase agreements, maturing within one year of their issuance, from banks in the United States having capital, surplus and undivided profits in excess of $200,000,000; (iii) in short term commercial paper with the highest rating by Moody's or Standard and Poor's rating services and issued by corporations headquartered in the United States, in currency of the United States of America; (iv) stock of Subsidiaries owned on the date hereof as set forth on Exhibit B attached hereto; and (v) other short term loans to any other Person (subject to the terms of Section 5.21 hereof) in aggregate principal amount not in excess of $250,000 at any one time outstanding.

         1.39 Capital Expenditures.

         (a) The Borrowers shall not make any Capital Expenditures in excess of $2,000,000 in the aggregate during any fiscal year period of the Borrowers from and after the date hereof, commencing with the yearly period beginning on March 31, 2000, except with the prior written consent of the Agent.

         (b) Notwithstanding any other provisions in connection with the Lease Financing Facility, the Agent and the Lenders acknowledge and agree that neither the Agent nor the Lenders have any security interest, and hereby release any security interest that may have been held, in the property described in the Lease Financing Facility.

         1.40 Sale of Notes. The Borrowers shall not sell, discount or dispose of any note, instrument, account, or other obligation owing to the Borrowers, except to the Agent.

         1.41 Dividends, etc.

         (a) None of the Borrowers shall pay, make or declare any cash or property dividend or distribution to any Person who holds an equity interest in any of the Borrowers, whether evidenced by a security or not, other than (i) regular compensation and bonuses paid to employees of the Borrowers in the ordinary course of business consistent with past practices, and (ii) dividends payable solely in common stock of any of the Borrowers.

         (b) None of the Borrowers will purchase, redeem, retire or otherwise acquire for value any of their capital stock, whether now or hereafter outstanding, or any options, warrants or similar rights to purchase such stock or any security convertible into or exchangeable for such stock.

         1.42 ERISA Compliance. None of the Borrowers and their Affiliates, if any, no Pension Plan, Plan or trust created thereunder, and no trustee, administrator or fiduciary thereof shall engage in any Prohibited Transaction; none of the Borrowers and their Affiliates and no Pension Plan or trust created thereunder shall incur any "accumulated funding deficiency" (as defined in Section 412 of the Code and Section 302 of ERISA) whether or not waived, or shall fail to satisfy any additional funding requirements set forth in Section 412 of the Code and Section 302 of ERISA; none of the Borrowers and their Affiliates, no trustee thereof and no administrator or fiduciary thereof shall terminate any Pension Plan in a manner which could result in the imposition of a lien on any property of any of the Borrowers or any of their Affiliates; and each Plan and Pension Plan shall comply in all material respects with ERISA.

         1.43 Pension Plans.

         (a) With respect to any Pension Plan, the Borrowers shall, or shall cause their Affiliates to:

                  (i) fund on a timely basis each Pension Plan as required by the provisions of Section 412 of the Code and Section 302 of ERISA;

                  (ii) cause each Pension Plan to pay all benefits when due in accordance with applicable law; and

                  (iii) furnish to the Agent (A) written notice of the occurrence of a Reportable Event (as such term is defined in Section 4043 of ERISA), given within thirty (30) days after any of the Borrowers or any Affiliate knows or has reason to know that a Reportable Event has occurred with respect to a Pension Plan; (B) a copy of any request or waiver of the funding standards or an extension of the amortization periods required under Section 412 of the Code and Section 302 of ERISA, such copy to be furnished no later than the date of submission of the request to the Department of Labor or to the Internal Revenue Service (the "IRS"), as the case may be; (C) a copy of any notice of intent to terminate any Pension Plan such copy to be furnished no later than the date of submission to the PBGC or, if earlier, the date on which those participating in the Pension Plan are notified of the intended termination; and (D) notice that any of the Borrowers or any Affiliate, will or may incur any liability to or on account of a Pension Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, such notice to be given within ten (10) days after any of the Borrowers or any Affiliate knows or has reason to know thereof. Any notice to be provided to the Agent under this Section shall include a certificate of the chief financial officer of the Borrower giving such notice setting forth details as to such occurrence and the action, if any, which such Borrower or the Affiliate is required or proposes to take, together with any notices required or proposed to be filed with or by such Borrower, any Affiliate, the PBGC, the IRS, the trustee or the plan administrator with respect hereto.

         (b) The Borrowers shall furnish to the Agent, no later than fifteen
(15) days after the date of filing, a copy of the annual report of each Pension Plan or Plan (Form 5500 or comparable form) required to be filed with the IRS and/or the Department of Labor.

         (c) Promptly after the adoption of any Plan or Pension Plan subject to ERISA, or of any amendment to any Pension Plan which results in a significant underfunding within the meaning of Section 401(a)(29) of the Code and Section 307 of ERISA, the Borrowers shall notify the Agent of such adoption and of the vesting and funding schedules and other principal provisions thereof.

         1.44 Notification of Default. Upon becoming aware of the existence of any condition or event which would cause an Event of Default or Default, the Borrowers shall promptly give the Agent written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

         1.45 Notification of Material Litigation. The Borrowers will promptly notify the Agent in writing of any litigation or of any investigative proceedings of a governmental agency or authority commenced or threatened against it or any of their respective Subsidiaries which would or might be materially adverse to the business or the financial condition of any of the Borrowers or the Business.

         1.46 Notification of Material Adverse Change. The Borrowers will notify the Agent of any occurrence, condition or event affecting any of the Borrower or any Subsidiary which might constitute a material adverse change in or which might have a material adverse effect on the Collateral, the Business or the business, properties or condition (financial or otherwise) of any of the Borrowers.

         1.47 Inspection by the Agent. The Borrowers will permit the Agent or its designees, at any reasonable time during normal business hours and from time to time, to visit and inspect the properties of the Borrowers and their Subsidiaries, if any, to examine and make copies of and take abstracts from the books and records of the Borrowers and any Subsidiaries and to discuss the affairs, finances and accounts of the Borrowers and any Subsidiaries with appropriate officers. Without in any way limiting the foregoing, the Borrowers understand that the Agent intends to conduct field audits of the Borrowers at least three (3) times per year. The Borrowers shall also permit the Agent to arrange for verification of Accounts Receivable, under reasonable procedures, directly with account debtors or by other methods.

         1.48 Maintenance of Books and Records. The Borrowers and their Subsidiaries, if any, will keep adequate books and records of account in which true and complete entries will be made reflecting all of their business and financial transactions, and such entries will be made in accordance with GAAP and applicable law including, without limitation, laws with respect to questionable, improper or corrupt payments.

         1.49 Use of Proceeds. The Borrowers will use the proceeds of the Loans solely for the working capital needs of the Borrowers.

         1.50 Transactions with Affiliates. The Borrowers will not, and will not permit their Subsidiaries, if any, to, directly or indirectly enter into any purchase, sale, lease or other transaction with any Affiliate except in the ordinary course of business on terms that are no less favorable to the Borrowers than those which might be obtained at the time in a comparable arm's length transaction with any Person who is not an Affiliate, other than loans to employees of the Borrowers (other than the Guarantors) not exceeding in aggregate principal amount $200,000 at any one time outstanding.

         1.51 Environmental Regulations.

         (a) The Borrowers will, and will cause their Subsidiaries, if any, to, comply in all material respects with all applicable laws and regulations relating to pollution control, hazardous materials and hazardous wastes in all jurisdictions in which any of them operates now or in the future, and the Borrowers will, and will cause their Subsidiaries, if any, to, comply in all material respects with all such laws and regulations that may in the future be applicable to the Business, the Borrowers, the Subsidiaries and their properties and assets.

         (b) If any of the Borrowers shall (i) receive notice that any violation of any federal, state or local environmental law or regulation may have been committed or is about to be committed by a Borrower or any of its Subsidiaries, (ii) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against a Borrower or any of its Subsidiaries alleging a violation of any federal, state or local environmental law or regulation or requiring a Borrower or such Subsidiary to take any action in connection with the release of toxic or hazardous wastes or materials into the environment or (iii) receive any notice from a federal, state, or local governmental agency or private party alleging that a Borrower or any of its Subsidiaries may be liable or responsible for any costs associated with a response to or cleanup of a release of hazardous wastes or materials into the environment or any damages caused thereby, the Borrowers shall provide the Agent with a copy of such notice within five (5) business days after a Borrower's receipt thereof. Within fifteen (15) business days after a Borrower has learned of the enactment or promulgation of any federal, state or local environmental law/or regulation which may result in any material adverse change in the business, properties or condition (financial or otherwise) of any of the Borrowers, the Borrowers shall provide the Agent with notice thereof.

         (c) From and after the Agent's request, not later than thirty (30) days following the end of each calendar quarter, the Borrowers shall deliver to the Agent a written report, in a form and with such specificity as is satisfactory to the Agent, describing the Borrowers' actions taken during such calendar quarter to assure their compliance with this Section and all applicable environmental laws and regulations (including the receipt of any notice that any administrative or judicial complaint or order has been filed or is about to be filed against any of the Borrowers, regardless of whether such notice is required to be delivered by the Borrowers pursuant to subparagraph (b) above) as well as the status of any pending environmental matters described in Exhibit B attached hereto.

         1.52 Fiscal Year. The Borrower and their Subsidiaries, if any, shall have fiscal years ending on March 31 of each year and shall not change such fiscal years without the prior written consent of the Agent.

         1.53 Loss or Depreciation of Collateral. In the event that any of the following events alone or in the aggregate has an adverse impact on the Borrowers in excess of $100,000, the Borrowers shall notify the Agent immediately of the occurrence of each of the following events: (i) loss or depreciation in value of Base Inventory and the amount of the loss or depreciation; (ii) rejection, return, repossession or loss of any goods giving rise to any Base Account; (iii) damage to any such goods; (iv) any request by an account debtor for credit or adjustment of an Account; (v) any adjustment by any of the Borrowers on the amount owing on an account; (vi) any merchandise or other dispute; (vii) any other event affecting Base Inventory or Base Accounts or the value or amount thereof. All loss or depreciation in value of Base Inventory shall be immediately reflected in the Net Security Value of Base Inventory, and all payments on Base Accounts and all adjustments and credits with respect thereto, whether unilateral, negotiated or otherwise, shall be immediately reflected in the Net Outstanding Amount of Base Accounts.

         1.54 Consolidated Tangible Net Worth. The Borrowers will maintain Consolidated Tangible Net Worth of not less than $58,216,000.00 plus 50% of the Net Income (greater than zero) of the Borrowers for each calendar quarter ending after March 31, 1999, plus 75% of all additional capital paid into the Borrowers on account of any sale of capital stock or the exercise of any option or warrant or otherwise from and after March 31, 1999.

         1.55 Interest Coverage. The Borrowers will not permit the ratio of the Borrowers' consolidated Operating Cash Flow (excluding The Fragrance Counter, Inc.'s Operating Cash Flow) divided by Total Interest as of the end of each calendar quarter following the date hereof for the single quarter then ending to be less than (i) 1.30 to 1 for the quarter ending on June 30, 2000, and (ii)
1.50 to 1 for each calendar quarter ending thereafter.

         1.56 Leverage. The Borrowers will not permit the ratio of Total Liabilities divided by Consolidated Tangible Net Worth as of the end of each calendar quarter following the date hereof to be more than 3.00 to 1.

         1.57 Joint and Several Liability. Each of the Borrowers shall be jointly and severally liable for all Obligations and any other liability or obligations of any of the Borrowers to the Agent or the Lenders under this agreement. The Agent may, on behalf of the Lenders, pursue any remedies at law or in equity, or exercise or enforce any rights hereunder against any of the Borrowers or any group of the Borrowers in its unrestricted discretion without any obligation to pursue any other remedies or rights against any of the other Borrowers.

         1.58 Interest Rate Protection. The Borrowers at their option may maintain in effect interest rate protection arrangements, in form and in substance satisfactory to the Agent and with a counterparty satisfactory to the Agent, at all times from the date hereof to the Maturity Date, or such earlier date upon which the Loan and this Agreement are terminated. The Borrowers shall not, without approval from the Agent, modify, terminate or transfer such arrangements during such period.

         1.59 The Fragrance Counter, Inc. Notwithstanding any other provision of this Agreement, the Lenders hereby acknowledge and consent to the sale of all of the capital stock of The Fragrance Counter, Inc. now owed by the Borrowers (acknowledged by the Borrowers to be 13% of the aggregate number of issued and outstanding shares of such stock); provided, however, that (a) such sale must occur either in connection with or following an initial public offering of all of the issued and outstanding shares of such stock, (b) at the time of such sale there does not then exist any Event of Default or Default, and (c) immediately upon the consummation of such sale, the Borrowers shall apply the proceeds of such sale to reducing the then outstanding principal balance of the Revolving Loans.

         1.60 Prepaid Inventory. The Borrowers shall not at any time acquire Inventory, on a prepaid basis, in an aggregate amount greater than $20,000,000.00, or in an amount greater than $5,000,000.00 from any one supplier or seller of such Inventory.

         1.61 Appraisal. The Borrowers shall provide to the Agent the Appraisal on or before June 30, 2000.

         SECTION 6.        SECURITY.

         1.62 Security Interest. As security for the payment and performance of all Obligations (including without limitation the Loans, other advances and Letters of Credit), the Agent, as agent for and on behalf of the Lenders, shall have and each of the Borrowers hereby grants to the Agent, as agent for and on behalf of the Lenders, a continuing security interest in all personal property and fixtures of the Borrowers of every kind and description, tangible or intangible, whether now or hereafter existing, whether now owned or hereafter acquired, and wherever located, including, but not limited to the following: all Inventory of the Borrowers; all furniture, fixtures and similar property of the Borrowers; all Machinery and Equipment of the Borrowers; all accounts of the Borrowers; all contract rights of the Borrowers; all other rights of the Borrowers to the payment of money, including without limitation amounts due from Affiliates, tax refunds, and insurance proceeds; all interest of the Borrowers in goods as to which an Account shall have arisen; all files, records (including without limitation computer programs, tapes and related electronic data processing software) and writings of the Borrowers or in which any of the Borrowers has an interest in any way relating to the foregoing property; all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposits, cash or other property owned by any of the Borrowers or in which any of the Borrowers has an interest which are now or may hereafter be in the possession of the Agent or any of the Lenders or as to which the Agent or any of the Lenders may now or hereafter control possession by documents of title or otherwise; all general intangibles of the Borrower (including without limitation all patents, trademarks, trade names, service marks, copyrights and applications for any of the foregoing; all rights to use patents, trademarks, trade names, service marks and copyrights of any Person; and any rights of the Borrowers to retrieval from third parties of electronically processed and recorded information pertaining to any of the types of collateral referred to in this Section 6.1); any other property of the Borrowers, real or personal, tangible or intangible, in which the Agent or any of the Lenders now has or hereafter acquires a security interest or which is now or may hereafter be in the possession of the Agent or any of the Lenders; any sums at any time credited by or due from the Agent or any of the Lenders to any of the Borrowers, including deposits; and proceeds and products of and accessions to all of the foregoing.

         1.63 No Other Liens. None of the Borrowers shall sell, assign, transfer, set over to, or grant a security interest to any Person in or otherwise encumber the property and sums described in Section 6.1, except (i) in favor of the Agent or as otherwise specifically permitted in Section 5.7 of this Agreement, and (ii) the sale of Inventory and obsolete machinery and equipment in the ordinary course of business consistent with past practices.

         1.64 Location of Records and Collateral. The Borrowers shall give the Agent written notice of each location at which Collateral is now or hereafter kept and of each office of the Borrowers at which the records of the Borrowers pertaining to Accounts Receivable and contract rights are kept. Except as such notice is given or as is otherwise set forth on Exhibit B, all Collateral is and shall be kept, and all records of the Borrowers pertaining to Accounts Receivable and contract rights are and shall be kept, at the Borrowers' addresses as they appear at the beginning of this Agreement.

         1.65 Status of Collateral. At the time any Account, Inventory or other property of the Borrowers becomes subject to a security interest in favor of the Agent hereunder, one of the Borrowers shall be the lawful owner thereof and shall have good right to pledge, sell, assign, transfer or grant a security interest in the same to the Agent. Each such Account shall be a valid Account representing indebtedness incurred by the account debtor for goods held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale or for services theretofore performed by a Borrower in the ordinary course of the Borrowers' business; there shall be no setoffs or counterclaims against the Account; no agreement under which any goods may be returned shall have been made with the account debtor except in the ordinary course of business and consistent with the Borrowers' past practices; and no agreement under which any discount may be claimed shall have been made with the account debtor unless written notice has theretofore been or is concurrently given to the Agent.

         1.66 Name Change. The Borrowers shall give the Agent thirty (30) days prior written notice of any change in the name or corporate form of any of the Borrowers or in the name under which the Business is transacted.

         1.67 Collection of Accounts Receivable.

         (a) Subject to the terms of Section 6.6(b), until the Agent requests that debtors on Accounts Receivable be notified of the Agent's security interest, the Borrower shall continue to collect Accounts Receivable. Subject to the terms of Section 6.6(b) until the making of such a request, the Borrowers shall hold proceeds received from collection as trustee for the Agent and the Lenders without commingling the same with other funds of the Borrowers and shall turn the same over to the Agent, as agent for and on behalf of the Lenders, or to such bank as may be approved by the Agent, immediately upon receipt in the identical form received. The Borrowers shall, at the request of the Agent (following the occurrence and during the continuation of an Event of Default or Default), notify the Account debtors of the security interest of the Agent in any Account and that payment thereof is to be made directly to the Agent, and the Agent may itself at anytime (following the occurrence and during the continuation of an Event of Default or Default), without notice to or demand upon the Borrowers, so notify Account debtors. The making of such a request or the giving of any such notification shall not affect the duties of the Borrowers described above or in Section 6.6(b) with respect to proceeds of collection of Accounts Receivable received by the Borrowers.

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

         (b) The Borrowers hereby acknowledge that the Agent has requested and hereby Borrowers notify their Account debtors to pay all Accounts directly into a so called "lock box" maintained with the Agent for application as provided in
Section 6.6(c). This request and the giving of any such notification shall not affect the duties of the Borrowers described above in Section 6.6(a) or this
Section 6.6(b) with respect to proceeds of collection of Accounts Receivable received by the Borrowers.

         (c) The Agent shall credit the proceeds of collection of Accounts Receivable received by the Agent to the Loan Account in respect of outstanding Loans and other amounts due, such credits to be entered as of the second Business Day after receipt thereof by the Agent. Such credits shall be conditional upon final payment in cash or solvent credits of the items giving rise to them. If any item is not so paid, the Agent, in its discretion, whether or not the item is returned, may either reverse any credit given for the item or charge the amount of the item against the deposits or other sums which may be due to the Borrowers from the Agent or any Lender. Upon elimination of any debit balance of the Loan Account, proceeds of collection and other receipts may then, except as otherwise provided in Section 7.3, be credited to any deposit account which any of the Borrowers may maintain with the Agent (or FNB (if and to the extent the Agent has been granted a perfected security interest in such account pursuant to the terms of the Deposit Account Security Agreement)) or, if there is no such account, held pending instructions from the Borrowers.

         SECTION 7.        EVENTS OF DEFAULT; ACCELERATION.

         7.1 Any or all of the Obligations of the Borrowers to the Agent and the Lenders shall, at the option of those Lenders whose Commitment Percentages equal in the aggregate 60% or more of the Commitment Percentages held by all the Lenders and automatically upon the occurrence of any of the Events of Default described in clauses (vi) or (vii) below, and notwithstanding the provisions of an instrument evidencing an Obligation, be immediately due and payable without notice or demand upon the occurrence and continuation of any of the following events of default (individually, an "Event of Default"): (i) default in the payment or performance, when due or payable, of any Obligation (other than Obligations for which notice and an opportunity to cure are provided in Section 7.1(iv) hereof) by the Borrowers or by any endorser, guarantor or surety for any Obligation, or of any payment Obligation under any Letter of Credit application or Letter of Credit issued by the Agent; (ii) the making by the Borrowers of any misrepresentation to the Agent and the Lenders contained in this Agreement or otherwise, whether or not for the purpose of obtaining credit or an extension of credit; (iii) failure by the Borrower to comply in every material respect or maintain material compliance with any covenant set forth in Section 5 hereof (other than Sections 5.1, 5.2, 5.3 (other than the failure to maintain insurance as required by Section 5.3 or the termination, lapse or expiration of any insurance policy required by Section 5.3 during any grace period), 5.4, 5.5, 5.6, 5.9, 5.13, 5.14, 5.15, 5.16, 5.17, 5.19, 5.21 and 5.22); (iv) the
Borrowers' failure to pay any fees or charges in connection with the commercial banking services provided to the Borrowers by the Agent or to comply in every material respect or maintain material compliance with any one or more of the covenants set forth in Sections 5.1, 5.2, 5.3 (other than the failure to maintain insurance as required by Section 5.3 or unless any insurance policy required by Section 5.3 will lapse, terminate or expire during any grace period), 5.4, 5.5, 5.6, 5.9, 5.13, 5.14, 5.15, 5.16, 5.17, 5.19, 5.21 and 5.22 which failure to pay or comply shall continue uncured ten (10) Business Days after the officers of any of the Borrowers have knowledge or the Borrowers receive written notice from the Agent of such failure; (v) issuance of an injunction or attachment for an aggregate amount in excess of $250,000, against property of any of the Borrowers or any endorser, guarantor or surety for any Obligation which is not dismissed or bonded, to the satisfaction of the Agent, within sixty (60) days after issuance;
(vi) calling of a meeting of creditors, appointment of a committee of creditors or liquidating agents or offering of a composition or extension to creditors by, for or with the consent or acquiescence of any of the Borrowers or any endorser, guarantor or surety for an Obligation; (vii) Insolvency of any of the Borrowers or any endorser, guarantor or surety for any Obligation; (viii) the occurrence of any material default under any agreement, note or other instrument evidencing or relating to any obligation of any of the Borrowers to any other Person or entity for the payment of money; or (ix) any money judgment or judgments aggregating in excess of $750,000 are entered against any of the Borrowers or any endorser, guarantor or surety of any Obligation which is not dismissed within sixty (60) days; (x) Victor Jacobs, Herman Jacobs and Jacob Jacobs no longer owning in the aggregate on a fully diluted basis capital stock of the Parent entitling them to vote greater than 50% of the votes attributable to the issued and outstanding voting securities of the Parent, or any two of them no longer being actively involved in the management of the Borrowers because of death, disability or any other reason, or any one of them terminating his obligations under, and in accordance with the terms of, the Guaranty executed and delivered by him as contemplated by Section 4.3 hereof; or (xi) the occurrence of any material change in the condition or affairs (financial or otherwise) of the Borrowers or any endorser, guarantor or surety for any Obligation which causes the Agent in its reasonable judgment to deem itself and the Lenders insecure.

         7.2 The term "obligation of any of the Borrowers to any other Person or entity" as used in Section 7.1 includes the liabilities and obligations of the Borrowers to any other Person or entity to the same extent as if the definition of "Obligations" set forth in Section 1 were recited here with "Agent and the Lenders" changed to "any other Person or entity."

         7.3 Upon the occurrence of any Event of Default and at any time thereafter (such default not having been cured), the Agent shall have the right to take immediate possession of the Collateral, and for that purpose the Agent may, so far as the Borrowers can give authority therefor enter upon any premises on which Collateral may be situated and remove the same therefrom. The Borrowers waive demand and notice with respect to and assent to any repossession of Collateral. The Agent may dispose of Collateral in any order and in any manner it chooses and may refrain from the sale of any real property, held as Collateral, until the sale of personal property. Except for Collateral which is perishable or threatens to decline speedily in value or which is of a type customarily sold on a recognized market, the Agent shall give to the Borrowers at least ten (10) Business Days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The residue of any proceeds of collection or sale, after satisfying all Obligations in such order of preference as the Agent may determine and making proper allowance for interest on Obligations not then due, shall be credited to any deposit account which any of the Borrowers may maintain with the Agent, or, if there is no such account, held pending instructions from the Borrowers. The Borrowers shall remain liable for any deficiency.

         7.4 The Agent may at any time in its sole discretion (whether or not an Event of Default has occurred) transfer any securities or other property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for Obligations or apply it on principal or interest due on Obligations. Insofar as Collateral shall consist of Accounts or instruments, the Agent may, without notice to or demand on the Borrowers, demand and collect such Collateral as the Agent may determine, whether or not Obligations are then due and whether or not an Event of Default has occurred, and for the purpose of realizing the Agent's rights therein as Agent for and on behalf of the Lenders, the Agent may receive, open and dispose of mail addressed to a Borrower and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of Collateral on behalf of and in the name of any of the Borrowers. The powers conferred on the Agent by this Section are solely to protect the interest of the Agent and the Lenders and shall not impose any duties on the Agent to exercise any powers.

         7.5 In addition to all other rights and remedies provided hereunder or by law, the Agent and the Lenders shall have in any jurisdiction where enforcement hereof is sought the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts as in effect from time to time.

         SECTION 8. SET OFF; PARTICIPATIONS. Regardless of the adequacy of
Collateral:

         8.1 Any deposits or other sums at any time credited by or due from the Agent or any Lender to any of the Borrowers may at any time be applied to or set off against any Obligation on which any Borrower is primarily liable and may at or after the maturity thereof be applied to or set off against Obligations on which a Borrower is secondarily liable.

         8.2 The Borrowers invite any bank or other financing institution which may consider investing or participating in the Loans (each such financing institution being referred to in this Section as a "Participant") to rely upon all of the representations, warranties, covenant and other provisions of this Agreement, the Credit Notes and the other agreements, instruments and documents referred to herein or contemplated hereby in making such investment or participation and agree that its becoming a Participant in the Loans shall constitute an acceptance of such offer and shall make the Participant a creditor of the Borrowers.

         8.3 Any deposits or other sums which at any time may be credited to any of the Borrowers by or due to it from any Participant may at any time be applied to or set off by such Participant against the then outstanding Indebtedness of the Borrowers hereunder.

         SECTION 9.        CONCERNING THE AGENT AND THE BANKS.

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


         1.68 Appointment and Authorization. Each of the Lenders hereby appoints FCC, acting through its head office, to serve as Agent under this Agreement and under other documents, instruments and agreements executed and delivered in connection with the transactions contemplated by this Agreement and irrevocably authorizes the Agent to take such action as agent on such Lender's behalf under this Agreement and such other documents, instruments and agreements and to exercise such powers and to perform such duties under this Agreement and such other documents, instruments and agreements as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         1.69 Agent and Affiliates. FCC shall have the same rights and powers under this Agreement and documents, instruments and agreements executed and delivered in connection with the transactions contemplated by this Agreement as each other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and FCC and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrowers or any Affiliate of the Borrowers as if it were not the Agent hereunder and under such other documents, instruments or agreements. Except as otherwise provided by the terms of this Agreement, nothing herein shall prohibit any of the Lenders from accepting deposits from, lending money to or generally engaging in any kind of business with the Borrowers or any Affiliate of the Borrowers.

         1.70 Future Advances.

         (a) In order to more conveniently administer the Loans, each Lender does hereby authorize the Agent and FCC to make all Loans and advances, subject to the terms and conditions of this Agreement and not to exceed in the aggregate the sum of all of the Lenders' Commitments, to the Borrowers, which are requested by the Borrowers during any Business Day. Without in any manner altering the extent to which the Lenders have any obligation or commitment to the Borrowers to make Revolving Loans hereunder, including, without limitation, pursuant to Sections 2.1 and 4.2 hereof, each Lender does hereby further irrevocably agree, subject to the terms of Section 9.3(b), whether or not this Agreement has been terminated, an Event of Default has occurred, the Agent has accelerated the Obligations or the Agent is proceeding to liquidate the Collateral, to transfer to the Agent by 2:00 p.m. on the last Business Day of each calendar week (the "Settlement Day") sufficient immediately available federal funds to reimburse FCC for its respective Commitment Percentage of all Loans and other advances (not to exceed each Lender's Commitment) made through the close of business on the immediately preceding Business Day after taking into account all payments and prepayments of principal of Loans or other advances received by the Agent through the close of business on such immediately preceding Business Day. The Agent shall pay in immediately available federal funds to each of the Lenders pro rata in accordance with their respective Commitment Percentages by 2:00 p.m. on the Settlement Day, the amount, if any, by which the aggregate of all such payments and prepayments exceed the aggregate amount of all such Loans or other advances. All payments and prepayments from the Borrowers or as proceeds of Collateral received by the Agent shall be held in trust for the benefit of the Lenders.

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

         (b) Notwithstanding the terms of Section 9.3(a), at such time as (i) the Lenders have exercised their option pursuant to Section 7.1 to cause all of the Obligations to be immediately due and payable and there is then no irrevocable prior commitment to fund any additional Loans or other advances hereunder, or (ii) there has occurred and is continuing the occurrence of an Event of Default with respect to any of the Borrowers under clause (vi) or (vii) of Section 7.1, each of the Lenders shall be obligated to fund additional Loans or other advances hereunder in accordance with the terms of Section 9.3(a) solely upon the written consent or approval of those Lenders whose Commitment Percentages equal in the aggregate 60% or more of the Commitment Percentages held by all the Lenders. In no event shall a Lender be required to advance any amount in excess of its Commitment Percentage.

         (c) Funds provided by the Agent as repayment to FNB upon a sight or time draft presented to FNB under a Letter of Credit issued pursuant to the terms of Section 2.4 hereof, and any payments made by the Agent on behalf of the Borrowers, including, without limitation, pursuant to the terms of Section 5.3 hereof, shall constitute Loans or other advances initially made by the Agent at such time as such funds are actually provided, or such payments are made, by the Agent. All Loans and other advances made by the Agent on behalf of any Lender shall be, for purposes of interest income and other charges, considered loans from such Lender to the Borrowers and reflected in the Loan Account at such time as the Agent receives from such Lender funds as provided in this Section 9.3, and prior to such time such Loans and advances shall be considered, for purposes of interest income and other charges, loans from FCC and so reflected in the Loan Account. For purposes of accruing interest, Loans from each Lender shall be considered to be Loans from such Lender until such time as such Lender receives from the Agent funds repaying such Loans as reflected in the Loan Account. In addition, any collection of Collateral, including, but not limited to, any collections of Accounts shall be applied to reduce any debit balance in the Loan Account so that the debit balance of the Loan Account equals each Lender's respective Commitment Percentages. The Agent may at any time upon notice to any Lender (i) refuse to make Loans and advances on behalf of such Lender unless such Lender shall have provided to the Agent immediately available federal funds sufficient to cause the Loan Account to equal and reflect such Lender's respective Commitment Percentage; (ii) require such Lender to fund such Loans and advances before making such Loans and advances to the Borrowers requesting the same; or (iii) require that such Lender immediately transfer to the Agent prior to the time such funds would otherwise be required hereunder immediately available federal funds sufficient to cause the Loan Account to equal each Lender's respective Commitment Percentage (it being acknowledged, however, that the Agent will attempt to require any Lender to fund its share of any Loan or advance prior to the time such funding would otherwise be required hereunder to the extent such share exceeds $100,000, provided that the foregoing shall in no way diminish the Agent's rights under clauses (i) through (iii), inclusive, of this sentence, which rights it may exercise in its sole discretion). Notwithstanding the provisions hereof, the obligations to make Loans and advances under the terms of this Agreement shall be the several and not joint obligation of each Lender, and any advances made by the Agent on behalf of a Lender are strictly for the administrative convenience of the parties and shall in no way diminish such Lender's liability to the Agent, subject to the terms of
Section 9.3(b), to repay the Agent for such Loans and advances.

         1.71 Payments. INTENTIONALLY DELETED.


         1.72 Interest, Fees and Other Payments. (i) All payments of interest received by the Agent in respect of Loans or other advances, except as otherwise provided by the terms of this Agreement, and all other fees and premiums received by the Agent hereunder or in respect of Loans or other advances shall be shared by the Lenders pro rata in accordance with their respective Commitment Percentages. (ii) All payments received by the Agent pursuant to Section 10.7 of this Agreement shall be applied by the Agent to reimburse each Lender, on account of the tax, charge or expense in respect of which such payment is made.

         1.73 Action by Agent.

                  (i) The obligations of the Agent hereunder are only those expressly set forth herein. The Agent shall have no duty to exercise any right, power or remedy hereunder or under any other document, instrument or agreement executed and delivered in connection with or as contemplated by this Agreement or to take any affirmative action hereunder or thereunder.

                  (ii) The Agent shall keep the Loan Account and other records of the Loans, other advances and payments hereunder, shall give and receive notices and other communications to be given or received by the Agent hereunder on behalf of the Banks, and shall provide to the Lenders notices it receives from the Borrowers pursuant to Sections 2.6, 5.15, 5.16 and 5.17 hereof.

                  (iii) Upon the occurrence and during the continuation of an Event of Default, the Agent and those Lenders whose Commitment Percentages equal in the aggregate 60% or more of the Commitment Percentages held by all the Lenders may exercise their option on behalf of the Lenders pursuant to Section 7.1 hereof to declare all Obligations immediately due and payable, and the Agent may exercise its option to take such action as may appear necessary or desirable to collect the Obligations and enforce the rights and remedies of the Agent or the Lenders with respect to the Collateral.

                  (iv) Whether or not an Event of Default shall have occurred, the Agent may from time to time exercise the rights of the Agent and Lenders hereunder or under the other documents, instrument or agreements executed or delivered in connection with or as contemplated by this Agreement as it may deem necessary or desirable to protect the Collateral and the interests of the Agent and the Lenders therein.

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

         1.74 Consultation with Experts. The Agent shall be entitled to retain and consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to the Lenders for any action taken, omitted to be taken or suffered in good faith by it in accordance with the advice of such counsel, accountants or experts. The Agent may employ agents and attorneys-in-fact and shall not be liable to the Lenders for the default or misconduct of any such agents or attorneys.

         1.75 Liability of Agent. The Agent shall exercise the same care to protect the interests of each Lender as it does to protect its own interests, so that so long as the Agent exercises such care it shall not be under any liability to any Lender, except for the Agent's gross negligence or willful misconduct with respect to anything it may do or refrain from doing. Subject to the immediately proceeding sentence, neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith in its capacity as Agent. Without limiting the generality of the foregoing, neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty representation made in connection with this Agreement or any other document, instrument or agreement executed and delivered in connection with the transactions contemplated by this Agreement; (ii) the performance or observance of any of the covenants or agreements of the Borrowers; (iii) the satisfaction of any condition specified in Sections 4.1, 4.2 or 4.3 hereof, except receipt of items required to be delivered to the Agent; (iv) the validity, effectiveness, enforceability or genuineness of this Agreement, the Credit Notes or any other document, instrument or agreement executed and delivered in connection with or as contemplated by this Agreement; or (v) the existence, value, collectibility or adequacy of the Collateral or any part thereof or the validity, effectiveness, perfection or relative priority of the liens and security interests of the Lenders (through the Agent) therein. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         1.76 Indemnification. Each Lender agrees to indemnify the Agent (to the extent the Agent is not reimbursed by the Borrowers), ratably in accordance with its Commitment Percentage, from and against any cost, expense (including reasonable attorneys' fees and disbursements), claim, demand, action, loss or liability which the Agent may suffer or incur in connection with this Agreement or any document, instrument or agreement executed and delivered in connection with or as contemplated by this Agreement, or any action taken or omitted by the Agent hereunder or thereunder, or the Agent's relationship with the Borrowers hereunder, including, without limitation, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers and duties hereunder and of taking or refraining from taking any action hereunder, except for any such cost, expense, claim, demand, action, loss or liability arising out of the Agent's gross negligence or willful misconduct. No payment by any Lender under this Section shall in any way relieve the Borrowers of their Obligations under this Agreement with respect to the amounts so paid by any Lender, and the Lenders shall be subrogated to the rights of the Agent, if any, in respect thereto.

         1.77 Independent Credit Decision. Each of the Lenders represents and warrants to the Agent that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in
Section 3.7 and such other documents and information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each of the Lenders acknowledges that it has not relied upon any representation by the Agent and that the Agent shall not be responsible for any statements in or omissions from any documents or information concerning the Borrowers, this Agreement, the Credit Notes or any other document or instrument executed and delivered in connection with or as contemplated by this Agreement or the Original Loan Agreement. Each of the Lenders acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under this Agreement.

         1.78 Consents of All Lenders. Under any circumstances where the consent, waiver, approval or similar decision of all of the Lenders must be requested by the Borrowers under the terms of this Agreement, in the event that FCC, acting on its own account and not as Agent, has given any such consent, waiver, approval or otherwise, each of the other Lenders hereby agrees with FCC, and the Borrowers, for the benefit of the Borrowers, that any such consent, waiver, approval or otherwise will not be unreasonably withheld or delayed by such Lender.

         1.79 Successor Agent. FCC, or any successor Agent, may resign as Agent at any time by giving written notice thereof to the Lenders and the Borrowers, or may be removed with or without cause upon at least 30 days prior written notice by and from Lenders whose Commitment Percentages equal in the aggregate at least 67% of the Commitment Percentages of all of the Lenders (including the Agent). Upon any such resignation, the Lenders shall have the right to appoint a successor Agent, and upon any such removal, such removal shall be of no force or effect until a successor Agent has been appointed by Lenders other than the Agent then being removed whose Commitment Percentages equal in the aggregate greater than 50% of the Commitment Percentages held by all Lenders other than the Agent then being removed, and such successor Agent has accepted such appointment. In the event of such a resignation, if no successor Agent shall have been so appointed by the Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank (or Affiliate thereof) or savings and loan association organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America or any State thereof (i) the senior debt obligations of which (or such bank or savings and loan's parent's senior unsecured debt obligations) are rated not less than BBB or its equivalent by Standard & Poors and (ii) which has total assets in excess of TEN BILLION AND NO/100 DOLLARS ($10,000,000,000.00). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all further duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         1.80 Agent's Minimum Commitment. FCC agrees with, and solely for the benefit of, the Lenders that for so long as it continues as Agent hereunder it shall maintain a Commitment hereunder of at least $10,000,000.

         SECTION 10.       MISCELLANEOUS.

         1.81 Written Notices. Any notices, expressly required by this Agreement to be in writing, to any party hereto shall be deemed to have been given when delivered by hand, when sent by confirmed telecopier, one (1) Business Day after it is delivered to any overnight delivery service freight pre-paid or five (5) Business Days after deposit in the United States mails, postage prepaid, certified mail, return receipt requested and addressed to such party at its address given at the beginning of this Agreement or at any other address specified in writing. Written notices to the Borrowers shall be sent to the attention of David Shamilzadeh, Director and Chief Financial Officer, or to such other officer as may be designated by the Borrowers, with a courtesy copy to Henry I. Rothman, Esquire, Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174. Written notices to the Agent or the Lenders shall be sent to them as follows:

         (i)      if to FCC or the Agent, to it at
                  One Federal Street
                  Boston, Massachusetts 02110
                  Mail Code: MA DE 10-30-7X
                  Attn: Michelle Ayer, Assistant Vice President

         (ii)     if to ANB, to it at
                  Asset Based Finance Group
                  120 S. LaSalle Street - 8th Floor
                  Chicago, Illinois 60603
                  Attn: Dennis E. Harrison

         (iii)    if to LBC, to it at
                  565 Fifth Avenue, 17th Floor
                  New York, New York  10017
                  Attn:  Lawrence P. Garni

         (iv)     if to BLT to it at
                  562 Fifth Avenue
                  New York, New York 10036
                  Attn: Paul Tine, Vice President

         (v)      if to Allfirst, to it at
                  25 South Charles Street
                  Baltimore, Maryland  21201
                  Attn:  John T. Penny

         (vi)     if to DCC, to it at
                  Asset Based Lending Dept.
                  1180 Avenue of the Americas
                  Fifth Floor
                  New York, New York  10036
                  Attn: James A. Fisher

         (vii)    if to KCC, to it at
                  Structured Finance Group
                  One Canal Plaza, 6th Floor
                  Portland, Maine  04101
                  Attn: Alex Strazzella

         (viii)   if to Webster, to it at
                  CityPlace II
                  185 Asylum Street - 5th Floor
                  Hartford, CT  06103
                  Attn:  Charles C. Thomas

         (ix)     if to Mellon, to it at
                  Edison Square West
                  2035 Lincoln Highway
                  Suite 1080
                  Edison, NJ 08817
                  Attn: Alfred J. Joseph, V.P.

or such other officer as may be designated by the Agent or the Lenders. Any notice, unless otherwise specified, may be given orally or in writing.

         1.82 Term of Agreement. This Agreement shall continue in force and effect so long as any commitment, any portion of the Loans or any Obligation of the Borrowers for any interest, fee, charge or expense shall be outstanding.

         1.83 No Waivers. No failure or delay by the Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

         1.84 Further Assurances. The Borrowers shall do, make, execute and deliver all such additional and further acts, things, assurances, and instruments as the Agent or any Lender may reasonably require more completely to vest in and assure to the Agent and the Lenders their rights hereunder and under the Credit Notes, in the Collateral and to carry into effect the provisions and intent of this Agreement and the Credit Notes.

         1.85 Governing Law. This Agreement and the Credit Notes shall be deemed to be contracts made under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without regard to conflicts of laws rules). Any legal action or proceeding arising out of or relating to this Agreement or any Obligation may be instituted in the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts, and the Borrowers hereby irrevocably submit to the jurisdiction of each such court in any such action or proceeding; provided, however, that the foregoing shall not limit the Agent's or any Lender's rights to bring any legal action or proceeding in any other appropriate jurisdiction in which event the laws of the Commonwealth of Massachusetts shall apply notwithstanding any rules regarding conflicts of laws to the contrary.

         1.86 Payments in Immediately Available Funds. All payments required of the Borrowers hereunder or under the Credit Notes shall be made in lawful money of the United States of America in federal or other funds immediately available to the recipient thereof at the prescribed place of payment.

         1.87 Expenses, Taxes and Indemnification.

         (a) The Borrowers will pay all taxes (other than taxes on the income of the Agent or any Lender), charges and expenses of every kind or description, including without limitation reasonable attorneys' fees and expenses, and fees and expenses related to commercial finance examinations (consistent with the Agent's current practices from time to time of passing such expenses on to borrowers), reasonably incurred or expended by the Agent or any Lender in connection with or in any way related to the Agent's or such Lender's relationship with the Borrowers, whether hereunder or otherwise, including, without limitation, those incurred or expended in connection with the preparation, execution, delivery, interpretation or amendment of this Agreement, the Credit Notes and any related agreement, instrument or document, the making of the Loans, the supervision, protection and collection of and realization upon any Collateral, and the protection or enforcement of the Agent's and such Lender's rights hereunder. The Borrowers authorize the Agent to charge the Loan Account or any deposit account which any of the Borrowers may maintain with any Lender for any of the foregoing.

         (b) The Borrowers shall jointly and severally absolutely and unconditionally indemnify and hold the Agent and each Lender harmless against any and all claims, demands, suits, actions, causes of action, damages, losses, settlement payments, obligations, costs, expenses and all other liabilities whatsoever which shall at any time or times be incurred or sustained by the Agent or such Lender or by any of their shareholders, directors, officers, employees, subsidiaries, affiliates or agents on account of, or in relation to, or in any way in connection with, any of the arrangements or transactions contemplated by, associated with or ancillary to either this Agreement or any of the other documents executed or delivered in connection herewith, whether or not all or any of the transactions contemplated by, associated with or ancillary to this Agreement or any of such documents are ultimately consummated, except those resulting from the gross negligence or willful misconduct of the Agent or any Lender.

         1.88 Amendments, Waivers, etc. Except as otherwise expressly provided in this Agreement or any of the Loan Documents:

                  (a) each of this Agreement or the Loan Documents may be modified, amended or supplemented in any respect whatever only with the prior written consent or approval of Distributors and the Agent, unless otherwise provided in this Section 10.8;

                  (b) the waiver of the performance or observance by the Borrowers of any of their covenants, agreements or obligations under any of this Agreement or the Loan Documents (other than those arising pursuant to Sections 5.5, 5.10, 5.25, 5.26, 5.27, 5.28, 5.29, 5.30,
         5.31 and 7.1(x) hereof) shall require the written consent of the Agent only;

                  (c) the waiver of the performance or observance by the Borrowers of any of their covenants, agreements or obligations arising pursuant to Sections 5.5, 5.10, 5.25, 5.26, 5.27, 5.28, 5.29, 5.30,
         5.31 and 7.1(x) hereof shall require the written consent of those Lenders whose Commitment Percentages equal in the aggregate 60% or more of the Commitment Percentages held by all of the Lenders;

                  (d) the following changes shall require the written consent, agreement or approval of all of the Lenders:

                           (i) any increase in the percentages set forth in
                  Sections and 1.11, 1.12 and 1.13 hereof;

                           (ii) any increase in the Maximum Amount, extension or
                  postponement of the Maturity Date or forgiveness of any of the Obligations;

                           (iii) any decrease in the interest rates prescribed
                  in this Agreement or the Credit Notes or in the fees prescribed herein;

                           (iv) any change in the Commitment Percentage of any
                  of the Lenders (other than as a result of any assignment or participation of a Lender's interest hereunder permitted by the terms of this Agreement) or of all of the Commitments in the aggregate;

                           (v) any release or subordination of, or grant of
                  parity of lien regarding, Collateral with a fair liquidation value of more than $1,000,000 in the aggregate;

                  any increase in the dollar amount set forth in Section 1.11; any subordination of or grant of parity regarding payment priority; or the release of any of the Guaranties;

                           (vi) any change in the terms of Section 2.7, other
                  than a change consisting solely of the reduction of the maximum aggregate amount of Overadvances set forth in Section 2.7(ii)(a); and

                           (vii) any change in or waiver of the terms of this
                  Section 10.8 or of the Commitment Percentage required for action by the Lenders in Sections 7.1, 9.3(b) or 9.6(iii).

         The Agent shall, solely for the benefit of the Lenders, provide promptly to each of the Lenders a copy of each such written consent or approval arising in accordance with the terms of clauses (a), (b) or (c) of this Section
10.8. Notwithstanding the foregoing, the terms of Section 9 (other than Section 9.13) hereof may be modified, amended or supplemented without the consent or approval of any of the Borrowers upon the prior written consent or approval of Lenders whose Commitment Percentages equal in the aggregate 67% or more, and the terms of Section 9.13 hereof may be modified, amended or supplemented without the consent or approval of any of the Borrowers upon the prior written consent or approval of FCC and of Lenders (including FCC) whose Commitment Percentages equal in the aggregate 67% or more.

         1.89 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Agent and the Lenders and their respective successors and permitted assigns. The Borrowers may not assign or transfer their rights or obligations hereunder. Upon giving at least 30 days prior written notice to the Agent, the Lenders may sell, assign or otherwise transfer all or any portion of their right, title and interest in, and their obligations under, this Agreement, the Loans and the Letters of Credit made and to be made hereunder, or grant participations in their right, title and interest herein and therein; provided, however, that the Agent's prior consent to any such sale, assignment, transfer or grant must be obtained, which consent shall not be withheld if the proposed purchaser, assignee, transferee or grantee is a bank (i) the senior debt obligations of which (or such bank's parent's senior unsecured debt obligations) are rated not less than BBB or its equivalent by Standard & Poors and (ii) which has total assets in excess of TEN BILLION AND NO/100 DOLLARS ($10,000,000,000.00). Any bank or other financing institution investing in the Loans so as to become one of the Lenders shall be required to have a Commitment of at least $5,000,000.

         1.90 Computation of Interest and Fees. Interest, fees and charges shall be computed daily on the basis of a year of 360 days and paid for the actual number of days for which due. If the due date for any payment of principal is extended by operation of law, interest shall be payable for such extended time. If any payment required by this Agreement becomes due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment.

         1.91 Entire Agreement. This Agreement, including the exhibits hereto, sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations, warranties, whether oral or written, by any officer, employee or representative of any party hereto.

         1.92 Captions. The captions for the sections of this Agreement are for ease of reference only and are not an integral part of this Agreement.

         1.93 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

         1.94 Severability. The provisions of this Agreement are severable, and if any of these provisions shall be held by any court of competent jurisdiction to be unenforceable under certain circumstances, such holdings shall not affect or impair any other provision hereof or such provisions under other circumstances.

         1.95 Consent of Guarantors. By executing this Agreement in the spaces provided below, the Guarantors hereby (a) absolutely and unconditionally reaffirm that Guaranty to which each is a party, (b) acknowledge that this Agreement is a continuation of the Original Loan Agreement and Prior Loan Agreement and that all references to the Original Loan Agreement and/or the Prior Loan Agreement in the Guaranties shall hereinafter be interpreted as references to this Agreement, and (c) absolutely and unconditionally on a joint and several basis, consent to (i) the execution and delivery by the Borrowers of the Agreement and the increase in the Maximum Amount to $185,081,040, (ii) the implementation and consummation of arrangements and transactions contemplated by this Agreement, and (iii) the performance and observance by the Borrowers of all of their respective agreements, covenants, duties and obligations under the Agreement, the Subsidiary Tie-In Agreement and the Pledge Agreement, each as amended from time to time.

         1.96 Acknowledgment by Subsidiaries. By executing this Agreement in the spaces provided below, the Subsidiaries of the Parent and Distributors hereby
(a) absolutely and unconditionally reaffirm their obligations under the Subsidiary Tie-In Agreement, (b) acknowledge that this Agreement is a continuation of the Original Loan Agreement and Prior Loan Agreement and that all references to the Original Loan Agreement and/or the Prior Loan Agreement in the Subsidiary Tie-In Agreement shall hereinafter be interpreted as references to this Agreement, and (c) absolutely and unconditionally on a joint and several basis, consent to (i) the execution and delivery by the Borrowers of the Agreement and the increase in the Maximum Amount to $185,081,040, (ii) the implementation and consummation of arrangements and transactions contemplated by this Agreement, and (iii) the performance and observance by the Borrowers of all of their respective agreements, covenants, duties and obligations under this Agreement, the Subsidiary Tie-In Agreement and the Pledge Agreement.

         1.97 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN ANY OF THE BORROWERS, THE AGENT AND ANY OF THE LENDERS. THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY ANY OF THE BORROWERS, THE AGENT OR ANY OF THE LENDERS AND DELIVERED TO THE AGENT, ANY LENDER OR ANY OF THE BORROWERS, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENT SHALL CONTAIN A WAIVER OF JURY TRIAL. EACH OF THE BORROWERS FURTHER ACKNOWLEDGES THAT ALL DOCUMENTS DELIVERED BY THE AGENT, ANY LENDER OR ANY OF THE BORROWERS ARE SUBJECT TO THIS WAVIER OF JURY TRIAL AS TO ANY ACTION THAT MAY BE BROUGHT AS TO ANY OF SUCH DOCUMENTS, INSTRUMENTS OR LETTERS OR THE LIKE. EACH OF THE BORROWERS FURTHER CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

                       (Signatures begin on the next page)

         WITNESS the execution hereof under seal on the day and year first above written.

                                 ALLOU HEALTH & BEAUTY CARE, INC.

                                 By:   __________________________________
                                       Title:

                                 ALLOU DISTRIBUTORS, INC.

                                 By:   ___________________________________
                                       Title:

                                 FLEET CAPITAL CORPORATION

                                 By:   __________________________________
                                       Title:

                                 LASALLE BUSINESS CREDIT, INC.

                                 By:   _________________________________
                                       Title:

                                 BANK LEUMI USA

                                 By:   __________________________________
                                       Title:

                                 DIME COMMERCIAL CORP.

                                 By:   __________________________________
                                       Title:

                                 ALLFIRST BANK

                                 By:   __________________________________
                                       Title:


                       (Signatures continued on next page)


                                 KEY CORPORATE CAPITAL, INC.

                                 By:   ___________________________________
                                       Title:

                                 AMERICAN NATIONAL BANK AND TRUST
                                 COMPANY OF CHICAGO

                                 By:   ___________________________________
                                       Title:

                                 WEBSTER BANK

                                 By:   ___________________________________
                                       Title:

                                 MELLON BANK, N.A.

                                 By:   ___________________________________
                                       Title:


                                 GUARANTORS:

                                 ------------------------------
                                 Victor Jacobs

                                 ------------------------------
                                 Herman Jacobs

                                 ------------------------------
                                 Jacob Jacobs


                       (Sintinue on next page)

                                 SUBSIDIARIES:


                                 Allou Health & Beauty Care, Inc.
                                 Allou Distributors, Inc.
                                 Allou Personal Care Corporation
                                 M. Sobol, Inc.
                                 Superbuy of New York, Inc.
                                 Rona Beauty Supplies, Inc.
                                 Hempstead Health & Beauty Aids, Inc.
                                 Pastel Cosmetic and Beauty Aids, Inc.
                                 HBA National Sales Corp.
                                 HBA Distributors, Inc.
                                 Trans World Grocers, Inc.
                                 Domino Paper Company, Inc.
                                 Russ Kalvin Personal Care Corp.
                                 Stanford Personal Care Manufacturing, Inc.
                                 Cosmetics Plus Two, Inc.
                                 Direct Fragrances, Inc.


                                 BY:________________________________
                                       Title:

                                    EXHIBIT A
                                    ---------

                Fifth Restated and Amended Revolving Credit Note
                ------------------------------------------------

$[Maximum Amount x Lender's                               Boston,  Massachusetts
         Commitment Percentage]                           May __, 2000


         FOR VALUE RECEIVED, the undersigned hereby absolutely and unconditionally, jointly and severally, promise to pay to [a Lender] (the "Lender"), or order, on the Maturity Date, the principal amount of [Maximum Amount x Lender's Commitment Percentage] Dollars ($________________) or, if less, the aggregate unpaid principal amount of all Revolving Loans and other advances made by the Lender to the Borrowers pursuant to the Agreement (as hereinafter defined) and noted on the records of the Agent in accordance with the terms of the Agreement, together with interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the unpaid principal amount hereof until paid in full at the times and rates set forth in the Agreement referred to below.

         All payments under this Note shall be made at the head office of the Agent at One Federal Street, Boston, Massachusetts 02110 (or at such other place as the Agent may designate from time to time in writing) in lawful money of the United States of America in federal or other immediately available funds. The Borrowers may prepay this Note in whole or in part at any time subject to the terms and conditions set forth in the Agreement. Amounts so paid and other amounts may be borrowed and reborrowed by the Borrowers hereunder from time to time as provided in the Agreement.

         This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of a certain Fifth Restated and Amended Revolving Credit and Security Agreement of even date herewith among the undersigned, the Lenders (including the Lender identified herein) and Fleet Capital Corporation, as Agent (herein, as the same may from time to time be amended or extended, referred to as the "Agreement"), but neither this reference to the Agreement nor any provision thereof shall affect or impair the absolute and unconditional joint and several obligation of each of the undersigned makers of this Note to pay the principal of and interest on this Note as herein provided. All capitalized terms used herein shall have the meanings set forth herein or in the Agreement.

         Upon an Event of Default, the aggregate unpaid balance of principal plus accrued interest may become or may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         Except as may otherwise be provided in the Agreement, each of the undersigned makers of this Note, hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

WITNESS the execution of this Note under seal on the date written above.

                                            ALLOU DISTRIBUTORS, INC.


                                          By:  ________________________________
                                                Title:

                                            ALLOU HEALTH & BEAUTY CARE, INC.


                                          By:  ________________________________
                                               Title:

                                    EXHIBIT B
                                    ---------

                               DISCLOSURE SCHEDULE
                               -------------------

         Capitalized terms used and not otherwise defined shall have the same meanings as set forth in the Loan Agreement. References to Sections in this Schedule shall be to the corresponding Sections in the Loan Agreement.

         The representations, warranties and covenants contained herein are hereby incorporated by reference into, and for all purposes of the Loan Agreement shall be deemed to be a part of, the representations and warranties contained in Section 3 of the Loan Agreement as if originally set forth therein, including, without limitation, for purposes of Section 4.1.2 and Section 7.1(ii) of the Loan Agreement.

         1. Section 1.42 disclosures: "Jewish Holidays" include Passover (first two days and last two days), Shavout, Rosh Hashana (two days), Yom Kippur (one day) and Succot (first two days and last two days).

         2.       Section 3.1 disclosures:

         (a) The Parent has no Subsidiaries except for Distributors and M. Sobol, Inc., each a New York corporation, and Allou Personal Care Corporation, a Delaware corporation;

         (b) Distributors has no Subsidiaries except those listed below and has no other interest, direct or indirect, in any other entity:

            Name                                       State of Incorporation
            ----                                       ----------------------

         HBA National Sales Corp.                           New York
         HBA Distributors, Inc.                             New York
         Superbuy of New York, Inc.                         New York
         Rona Beauty Supplies, Inc.                         New York
         Hempstead Health & Beauty Supplies, Inc.           New York
         Pastel Cosmetic & Beauty Aids, Inc.                New York
         Cosmetics Plus Two, Inc.                           New York
         Trans World Grocers, Inc.                          New York
         Domino Paper Company, Inc.         New York
         Direct Fragrances, Inc.                            New York

         (c) Allou Personal Care Corporation has no Subsidiaries except for Russ Kalvin Personal Care Corp. and Stanford Personal Care Manufacturing, Inc., each a Delaware corporation.

         3.       Section 3.5 disclosures:

         (a) As of the date of the Loan Agreement, each of the Borrowers has good and marketable title to all of their respective properties, assets and rights now purported to be owned by it, including, without limitation, the Collateral, the Business and the properties, assets and rights reflected in the Initial Financial Statement, in each case free from all liens, charges and encumbrances whatsoever except as set forth on Schedule 1 annexed hereto.

         (b)      (i)      The Borrowers do not own any real property.

                  (ii) Distributors is obligated under a real property operating lease agreement dated March 4, 1980 between Distributors and Pueblo Supermarkets, Inc., which lease has been assigned by Pueblo Supermarkets Inc. to Brentwood Distribution Co. and by amendment dated December 8, 1993 is expiring in 2005, relating to certain real property constituting a warehouse and offices located in Brentwood New York. The minimum annual rentals, including additional payments for real estate taxes and certain expenses, are as follows:

                           2000                      $577,500
                           2001                      $630,000
                           2002                      $630,000
                           2003                      $630,000
                           2004                      $630,000
                           2005                      $630,000

                  (iii) Allou Personal Care Corporation is obligated under a real property operating lease agreement dated as of October, 1996 between TMC Properties, Inc., as lessor, and Allou Personal Care Corporation, as lessee, covering office and warehouse space located at 25644 Springbrook Avenue, Bldg. #6, Santa Clarita, CA 91350. The minimum monthly rental is $33,250.

                  (iv) Direct Fragrance, Inc. is obligated under a real property operating lease agreement dated as of June 20, 1998 between Monarch Sales, Inc., as lessor, and Direct Fragrance, Inc., as lessee, covering office and warehouse space located at 11955 S.W. 142nd Terrace, Miami, FL 33186. The minimum monthly rental is $ 13,000.


         4.       Section 3.6 disclosures:

                  All tradenames of the Borrowers are listed below:

                                  Allou Brands
                                    Superbuy
                            Rona Cosmetic Shops, Inc.
                            Hempstead Beauty Supplies
                                Pastel Shops Inc.

                               HBA National Sales
                HBA Distributors, Inc., doing business as Premier
                    Distributors and Chesapeake Distributors
                               Trans World Grocers
                              Domino Paper Company
                          United Fragrance Distributors

         5.       Section 3.11 disclosures: None.

         6.       Section 3.17 disclosures:

                  (a) Employment Contract, dated as of January 24, 1989, between Allou Health & Beauty Care, Inc. and Victor Jacobs.

                  (b) Employment Contract, dated as of January 24, 1989, between Allou Health & Beauty Care, Inc. and Herman Jacobs.

                  (c) Employment Contract, dated as of January 24, 1989, between Allou Health & Beauty Care, Inc. and Jack Jacobs.

                  (d) Oral "at will" employment agreements in the ordinary course of business.

         7. Section 4.1.1(r) disclosures regarding financial institutions currently lending to Borrowers:

                  a.       BankBoston, N.A.
                  b.       IBJ Whitehall Bank & Trust Company
                  c.       Fleet Business Credit Corporation
                  d.       LaSalle Business Credit, Inc.
                  e.       Bank Leumi USA
                  f.       Allfirst Bank
                  g.       Dime Commercial Corp.
                  h.       Key Corporate Capital, Inc.
                  i.       American National Bank and Trust Company of Chicago
                  j.       Webster Bank


         8. Section 6.3 disclosures regarding additional collateral locations:

                  (a) Sole Collateral Location of Collateral owned by Russ Kalvin Personal Care Corp. and Stanford Personal Care Manufacturing, Inc.: 25644 Springbrook Avenue, No. 6, Saugus, California 91350;

                  (b) Collateral Locations of Collateral owned by all of the other Borrowers: (i) 50 Emjay Boulevard, Brentwood, NY 11717; (ii) 80 Evergreen Avenue, Brooklyn, NY 11206;

(iii) 11955 S.W. 142nd Terrace, Miami, FL 33186; (iv) 25644 Springbrook Avenue, Bldg. #6, Santa Clarita, CA 91350.

                             SCHEDULE 1 TO EXHIBIT B

                      Liens, Charges or Encumbrances on the
                     Borrowers Properties, Assets and Rights
                     ---------------------------------------

                  1. Encumbrances on the personal property of the Borrower described in the following UCC-1 financing statements:

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                         SECURED
DEBTOR                   PARTY                  FILING NO.             DATE                   FILED WITH
------                   -----                  ----------             ----                   ----------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              FNBB                   253081                 12/05/91               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              FNBB                   232494                 11/14/94               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              Brothers               063375                 03/30/95               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              IBM                    060879                 03/26/96               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              BancBoston             123608                 06/20/96               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              Mellon                 049606                 03/09/98               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              Mellon                 052772                 03/12/98               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              FNBB                   91-20207               12/05/91               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              FNBB                   94-18810               11/16/94               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              FNBB                   96-11667               07/12/96               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              Brothers               95-04970               03/29/95               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              IBM                    96-04820               03/27/96               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              BancBoston             96-10207               06/21/96               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Dist.              BancBoston             97-08779               05/20/97               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             Amplicon, Inc.         173559                 08/13/90               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             CIT AZ                 142849                 07/14/95               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             FNBB                   253821                 12/06/91               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             CIT PA                 004805                 01/08/92               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             NationsBanc            232499                 11/14/94               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             NationsBanc            245372                 12/02/94               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             First United           198705                 10/02/95               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             Matrix                 075129                 04/14/97               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             Mellon                 230149                 11/07/97               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             Matrix                 108359                 05/21/97               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             Matrix                 007074                 01/11/99               SSNY
This is a "true lease"
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             Amplicon, Inc.         90-15536               08/14/90               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             CIT AZ                 95-10920               06/30/95               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             FNBB                   91-20321               12/06/91               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             CIT PA                 92-00265               01/02/92               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             NationsBanc            94-18805               11/16/94               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             Matrix                 97-06269               04/15/97               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             Matrix                 98-09381               05/22/98               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Health             Matrix                 99-00494               01/11/99               SCCC
This is a "true lease"
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Personal           FNBB                   034941                 02/20/99               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Allou Personal           FNBB                   96-02613               02/20/96               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Cosmetics                FNBB                   007496                 01/13/97               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Cosmetics                FNBB                   97-00571               01/13/97               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Direct                   Boston                 01063-013              09/09/98               SSFL
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Direct                   Boston                 182670632[?]           09/--/--               DCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Direct                   Boston                 193752                 09/09/98               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Direct                   Boston                 98-16241               09/09/98               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Domino                   TTT                    151870                 07/26/95               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
HBA Dist.                FNBB                   253079                 12/05/91               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
HBA Dist.                FNBB                   91-20209               12/05/91               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
HBA Natl.                FNBB                   253066                 12/05/91               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
HBA Natl.                FNBB                   253078                 12/05/91               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
HBA Natl.                FNBB                   91-20210               12/05/91               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
HBA Natl.                FNBB                   92-20211               12/05/91               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Hempstead                FNBB                   253076                 12/05/91               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Hempstead                FNBB                   91-20213               12/05/91               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
M. Sobol                 FNBB                   069912                 04/01/93               SSNY
                         and Boston
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
M. Sobol                 FNBB                   232492                 11/14/94               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
M. Sobol                 FNBB                   93-05346               04/02/93               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
M. Sobol                 FNBB                   94-18809               11/16/94               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Pastel                   FNBB                   253075                 12/05/91               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Pastel                   FNBB                   91-20214               12/05/91               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Rona                     FNBB                   253072                 12/05/91               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Rona                     FNBB                   91-20217               12/05/91               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Russ                     FNBB                   9605260941             02/20/96               SSCA
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Russ                     FNBB                   96-282554              02/20/96               LACCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Stanford                 FNBB                   9605260946             02/20/96               SSCA
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Stanford                 FNBB                   96-282553              02/20/96               LACCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Superbuy                 FNBB                   253070                 12/05/91               SSNY
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Superbuy                 FNBB                   91-20219               12/05/91               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Superbuy                 FNBB                   91-20220               12/05/91               SCCC
------------------------ ---------------------- ---------------------- ---------------------- ----------------------


           2.  The following judgment liens:

--------------------- ------------------ --------------- -------------- -------------- -----------------------------
DEBTOR                CREDITOR           AMOUNT          DATE           CASE#          VENUE
--------------------- ------------------ --------------- -------------- -------------- -----------------------------
Allou Dist.           Acme               $7,775.17       06/16/88       330588         Suff.-3rd Dist.
--------------------- ------------------ --------------- -------------- -------------- -----------------------------
Allou Dist.           Hartz              $72,606.66      12/12/89       8913009        Suff.
--------------------- ------------------ --------------- -------------- -------------- -----------------------------
Allou Dist.           Center             $1,451.49       10/26/90       905239         Suff.-3rd Dist.
--------------------- ------------------ --------------- -------------- -------------- -----------------------------
Allou Health          Sports             $9,041.05       04/17/98       975215         Suff.-4th Dist.
--------------------- ------------------ --------------- -------------- -------------- -----------------------------
Rona                  Sports             $9,041.05       04/17/98       975215         Suff.-4th Dist.
--------------------- ------------------ --------------- -------------- -------------- -----------------------------
Rona                  Carolina           $2,663.36       09/05/90       902545         Suff.-4th Dist.
--------------------- ------------------ --------------- -------------- -------------- -----------------------------
Russ                  Tokai              $12,513.06      03/28/97       97-71739       Los Angeles Municipal Court
--------------------- ------------------ --------------- -------------- -------------- -----------------------------

           3.  The following tax liens:

------------------------------ ---------------------------- --------------------------- ----------------------------
DEBTOR                         CREDITOR                     TAX OWED                    PERIODS ENDED AND INCLUDING
------                         --------                     --------                    ---------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------
Cosmetics                      New York                     Franchise                   September 30, 1997
                                                                                        September 30, 1998
------------------------------ ---------------------------- --------------------------- ----------------------------
Direct                         New York                     Franchise                   May 31, 1999
------------------------------ ---------------------------- --------------------------- ----------------------------

Abbreviation key:
-----------------
Acme                Acme Brief Case Etc.
Allou Dist.         Allou Distributors, Inc.
Allou Health        Allou Health & Beauty Care, Inc.
Allou Personal      Allou Personal Care Corporation
Amplicon            Amplicon, Inc.
BancBoston          BancBoston Leasing Inc.
Boston              BankBoston, N.A.
Brothers            Brothers II Business Machines of L.I., Inc.
Carolina            Carolina Freight Carriers Corp.
CIT AZ              The CIT Group/Equipment Financing, Inc. in Tempe, AZ
CIT PA              The CIT Group/Equipment Financing, Inc. in Berwyn, PA
Center              Center County Air Conditioning
Cosmetics           Cosmetic Plus Two, Inc.
DCCC                Dade County County Clerk

Direct              Direct Fragrances, Inc.
Domino              Domino Paper Company, Inc.
First United        First United Leasing
FNBB                First National Bank of Boston, as Agent
Hartz               The Hartz Mountain Corp.
HBA Dist.           HBA Distributors, Inc.
HBA Natl.           HBA National Sales Corp.
Hempstead           Hempstead Health & Beauty Aids, Inc.
IBM                 IBM Credit Corporation as Lessor
LACCC               Los Angeles County County Clerk
M. Sobol            M. Sobol, Inc.
Matrix               Matrix Funding Corporation
Mellon               Mellon First United Leasing
NationsBanc          NationsBanc Leasing Corporation
Pastel               Pastel Cosmetic & Beauty Aids, Inc.
Rona                 Rona Beauty Supplies, Inc.
Russ                 Russ Kalvin Personal Care Corp.
SCCC                 Suffolk County County Clerk
Sports               Sportsfragrance, Inc.
SSCA Secretary of State of the State of California SSFL Secretary of State of the State of Florida SSNY Secretary of the State of the State of New York Stanford Stanford Personal Care Manufacturing, Inc.

Superbuy            Superbuy of New York, Inc.
Tokai                        Tokai Financial Services, Inc.
TTT                          TTT Capital Corporation

                                    EXHIBIT C
                                    ---------

                              EXISTING INDEBTEDNESS
                              ---------------------

Indebtedness or Other Liabilities, Debts or Obligations:
--------------------------------------------------------

         Distributors is obligated under a real property operating lease agreement expiring in 2005. The minimum annual rentals, including additional payments for real estate taxes and certain expenses, are as follows:

                  2000               $577,500
                  2001               $630,000
                  2002               $630,000
                  2003               $630,000
                  2004               $630,000
                  2005               $630,000

                                    EXHIBIT D
                                    ---------

                 FIFTH RESTATED AND AMENDED CLOSING CERTIFICATE
                 ----------------------------------------------

         This Closing Certificate is delivered pursuant to Section 4.3 of the Fifth Restated and Amended Revolving Credit and Security Agreement of even date herewith (the "Agreement") among the undersigned and certain of their Affiliates, (collectively, the "Borrowers"), Fleet Capital Corporation, LaSalle Business Credit, Inc., Allfirst Bank, Dime Commercial Corp., Key Corporate Capital, Inc., Bank Leumi USA, American National Bank and Trust Company of Chicago, Webster Bank, Mellon Bank, N.A. and _______________ (collectively, the "Lenders") and Fleet Capital Corporation as Agent for the Lenders. All capitalized terms shall have the meanings set forth in the Agreement.

         The undersigned does hereby certify as follows:

         1. I am the officer in charge of financial affairs of the undersigned on behalf of whom I have executed this Certificate below.

         2. I have reviewed the Agreement, and to the best of my knowledge each representation contained in the Agreement is true and correct in all material respects as of the date hereof.

         3. To the best of my knowledge, the Borrowers have performed, satisfied, or complied in all material respects with all covenants, warranties and representations and conditions to be performed, satisfied or complied with by it under the Agreement on or before the date hereof, and to the best of my knowledge no event has occurred and is continuing and no condition exists which constitutes, or with the passage of time or the giving of notice, or both, would constitute an Event of Default.

         4. I have reviewed the books and records of the Borrowers and their business and the financial statements and projections of the Borrowers' business furnished to the Agent; and I have consulted with counsel for the Borrowers as to the meaning of terms used in this Certificate. Based upon the foregoing, the Borrowers have and, after giving effect to any borrowings under the Agreement on the date hereof, will have tangible and intangible assets having a present fair saleable value in excess of the amount required to pay the probable liability on their then-existing debts (whether matured or unmatured, liquidated or unliquidated, fixed or contingent); the Borrowers have and will have access to adequate capital for the conduct of their business and the discharge of their debts incurred in connection therewith as such debts mature; none of the Borrowers is Insolvent; and, immediately after giving effect to the borrowings under the Agreement on the date hereof, none of the Borrowers will be Insolvent.

         5. There has not been any material adverse chance in the business of the Borrowers since the date of the Initial Financial Statement, including, without limitation, any material adverse change from the business plan of the Borrowers as previously presented to the Agent.

         WITNESS the execution of this Certificate as of this ____ day of ____________, 1999.

                                                     [EACH BORROWER]


                                                By:_____________________________
                                                           Title:

                                    EXHIBIT E
                                    ---------

                     CERTIFICATE OF CHIEF FINANCIAL OFFICERS
                     ---------------------------------------

         [Certificate for each Borrower] (the "Borrower") HEREBY CERTIFIES THAT:

         This Report is furnished pursuant to Section 5.1(vi) of the Fifth Restated and Amended Revolving Credit and Security Agreement dated May ___, 2000 among the Borrowers, Fleet Capital Corporation, LaSalle Business Credit, Inc., Bank Leumi USA, Allfirst Bank, Dime Commercial Corp., Key Corporate Capital, Inc., American National Bank and Trust Company of Chicago, Webster Bank, Mellon Bank, N.A. and __________ (collectively, the "Lenders") and Fleet Capital Corporation as Agent for the Lenders (the "Agreement"). Unless otherwise defined herein, the terms used in this Report and Schedule 1 hereto have the meanings described in the Agreement.

         As required by Section 5.1(i) or (ii) of the Agreement, financial statements of the Borrowers and any Subsidiaries for the (year) (quarter) ended _________, 19__ (the "Financial Statements") prepared in accordance with GAAP (subject, in the case of quarterly statements, to year-end audit adjustments) accompany this Report. The Financial Statements present fairly the consolidated financial position of the Borrowers and any Subsidiaries as at the date thereof and the consolidated results of operations of the Borrowers and any Subsidiaries for the period covered thereby.

         Schedule 1 attached hereto sets forth financial data and computations evidencing the Borrowers' compliance with the covenants of the Agreement set forth in Sections 5.25 through 5.27, inclusive, all of which data and computations, to the best of the knowledge and belief of the chief financial officers ("Chief Financial Officers") executing and delivering this Report on behalf of the Borrowers, are true, complete and correct.

         The activities of the Borrowers and any Subsidiaries during the period covered by the Financial Statements have been reviewed by the Chief Financial Officers and by employees or agents under their immediate supervision. Based on such review, to the best knowledge and belief of the Chief Financial Officers, during the period covered by the Financial Statements, and as of the date of this Report, (a) the Borrowers have, or have caused to have, kept, observed, performed and fulfilled in all material respects each and every covenant and condition of the Agreement (except to the extent waived by the Agent or the Lenders, as the case may be, and noted on Schedule 1 attached hereto) and the Credit Notes, and (b) no Event of Default and no event which with notice or lapse of time, or both, would become an Event of Default, has occurred or is occurring.

         Witness my hand this ______ day of _____________199__.

                                                     [Each Borrower]


                                               By:_____________________________
                                                      Title: